--------------------------------------------------------------------------------
                          QUANTITATIVE GROUP of FUNDS

                                  SEMI-ANNUAL
                                    REPORT

SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

U.S. EQUITY FUNDS

     Quantitative Numeric Fund

     Quantitative Numeric II Fund

     Quantitative Growth and Income Fund


INTERNATIONAL EQUITY FUNDS

     Quantitative International Equity Fund

     Quantitative Foreign Frontier Fund

                                November 27, 1997

Dear Fellow Shareholder:

  I am very pleased to provide you with the Semi-Annual Report for our five eq-uity mutual funds. We have always believed that the consistent, disciplined method utilized by our funds provides our investors with an excellent opportu-nity to obtain solid returns while reducing risk.

  As of September 30, 1997, our belief was borne out by the fact that two of our funds, the Quantitative Numeric II (Mid Cap) Fund and the large cap Quanti-tative Growth and Income Fund, were among the top of their peer groups, as mea-sured by Lipper Analytical Services, Inc., for the last 52 weeks.

  The Growth and Income Fund, in particular, exemplifies one of the best fea-tures of our quantitative managers--a continued commitment to research and im-provement of the computer models that guide our funds' investment strategies. September 30th marked roughly one year since the Growth and Income Fund added an industry selection component to its stock analysis model, that has served to improve the returns of a fund which already has a consistent twelve-year per-formance history. For the last six months, all of our funds matched or exceeded their benchmarks.

  The events of the last six months, and particularly those of recent days, provide support to the conviction of experienced, prudent investors that the best results come from taking a long-term approach to investing.

  For example, in the first quarter of this year, the advances in the domestic markets appeared stalled, with the major domestic indices across all asset classes producing negative or very meager returns.

  Over the last six months, however, each of these indices posted returns of 25% or better, while our domestic funds all surpassed their respective bench-marks. In recent weeks, we have seen significant turbulence in both the domes-tic and foreign markets. We are proud to note that our shareholders have ad-hered to a long-term view in investing, and we intend to continue to do our best to earn your trust.

  Lastly, I would like to offer some thoughts from our portfolio managers, which were prepared prior to the most recent market events:

  Robert von Pentz, CFA (Quantitative Numeric Fund (Small Cap) and Quantitative Numeric II (Mid Cap) Fund): "While the strong performance of small and mid cap stocks during the period has closed the valuation gap with larger stocks to some extent, we believe that small companies remain very compelling invest-ments. Dollar strength is likely to continue to negatively impact larger, mul-tinational companies. We expect small and mid cap stocks to fare well versus their larger brethren in the current market environment."

  Steve Esielonis and Charles Babin, CFA (Quantitative Growth and Income (Large
Cap) Fund): "In light of the stellar performance of the large cap arena and the recent rotation into mid cap and small cap stocks, we anticipate a flattening in the large cap sector near term. Although we certainly cannot guarantee that the Fund will continue its recent torrid pace (over 50% for the last 12 months), we will continue to doggedly seek to maintain superior performance."

  Lyle Davis, CFA and David Umstead, CFA (Quantitative International Equity (Developed Markets) Fund and Quantitative Foreign Frontier (Emerging Markets)
Fund): "Most investment analysts predict the problems in the Asian markets will not go away quickly. To continue to keep our performance above the benchmark, we will continue to watch developments there very carefully but will aggres-sively seek bargain opportunities in the region for the Funds. We also feel that European returns will be lower in the next few months with the possible exception of the UK."

  We are available at any time to answer questions and provide assistance. We are also working on methods of improving communication with our shareholders, including developing a web page which will be opened before the end of the year.

                                Sincerely,

                                /s/ Edward L. Pittman

                                Edward L. Pittman
                                President

[LOGO OF QUANTITATIVE NUMERIC APPEARS HERE]

QUANTITATIVE NUMERIC (SMALL CAP)
--------------------------------------------------------------------------------
INVESTMENT PROFILE All Data as of September 30, 1997


---------------------
INVESTMENT COMMENTARY
---------------------


Q After suffering through an extremely weak first quarter of 1997, small cap stocks picked up strength in the second and third quarters, outperforming large cap stocks in the third quarter for the first time in nearly two years. A combination of attractive relative valuations and renewed confidence in earnings prospects increased investor focus on small cap companies. Against this backdrop, a number of very large companies announced disappointing earnings as the quarter progressed. Warnings from members of the so called "Nifty Fifty" (fifty super large growth companies) resulted in an increased flow of funds from large to small cap companies.

Q Our models highlighted increasing price strength and earnings momentum in more cyclical companies, resulting in increased weights in the Basic Materials, Consumer Cyclicals, and Technology sectors. Additions to the portfolio included NS Group, a manufacturer of steel tubing for oil drilling rigs; American Freightways Corp., a freight forwarding company; Roadway Express, a trucking company, and Datastream, a maker of software used by manufacturing companies. We slightly reduced our weighting in financial companies, where we believe valuations are declining.

Q We believe that smaller companies remain very compelling investments. Valuations remain attractive. Relative earnings growth in our small cap universe companies compares very favorably with larger companies. Finally, dollar strength is likely to continue to negatively impact larger, multinational companies. We expect small caps to fare well versus their larger brethren in the current market environment.

------------------------------------------------------------------------------------------------------------------------
PERFORMANCE UPDATE                     Six Months     Year to Date       One Year       Five Years       Since Inception
------------------------------------------------------------------------------------------------------------------------
      Quantitative Numeric Fund          34.11%          16.59%           16.27%          26.60%         26.20% (8/3/92)
      Russell 2000 Index                 33.50%          26.60%           33.19%          21.07%         19.67%
      Lipper Small Company Average       36.48%          27.02%           29.79%          21.32%


-------------------------------------------      ----------------
CALENDAR YEAR PERFORMANCE (ORDINARY SHARES)      FUND INFORMATION
-------------------------------------------      ----------------
         [BAR GRAPH APPEARS HERE]                Ticker Symbol                             USBNX (ordinary)

               1994    1995    1996                                                        QBNAX (institutional)
              ------------------------           Number of Companies                       68
NUMERIC        4.31%   34.96%  23.33%            Median Market Cap                         $659 million
--------------------------------------           Price to Book                             4.2
RUSSELL 2000  -1.82%   28.44%  16.49%            Price to Earnings                         22.6
--------------------------------------           Assets Under Management                   $79 million

                                                 For more information, call the QUANTITATIVE GROUP of FUNDS, 1-800-331-1244.

* The Russell 2000 Index is an unmanaged index comprised of the bottom two-thirds of the largest 3,000 publicly traded companies in the United States. It is widely recognized as representative of the general market for small company stocks. Investment returns assume the reinvestment of dividends paid on stocks comprising the Index. The Lipper returns are based on the Lipper Small Cap Funds Average, as published in the Wall Street Journal. Lipper Mutual Funds Averages are comprised of all of the mutual funds within their respective investment objectives, excluding multiple share classes, and adjusted for the reinvestment of capital gains distributions.

Returns reflect the performance of ordinary shares of the Fund, which carry a 12b-1 fee of .50bp, and include the effect of a 1% deferred sales charge. Excluding the effect of the 1% redemption fee for ordinary shares, the returns would have been 17.44%, 26.88%, and 26.45%, for the one year, five year, and inception periods, respectively. Similarly, the Calendar Year Performance chart does not reflect the effects of the redemption fee. Institutional shares of the Fund are available to clients of financial advisors without a 12b-1 fee or sales charge. The one year and since inception (1/6/93) returns for Institutional shares are 18.04% and 23.08% respectively. Past performance is no guarantee of future results. Share prices may vary and shares may be worth more or less than their original cost at the time of sale. The investment return and principal value of an investment will fluctuate. The Fund's portfolio is subject to change.

[LOGO OF QUANTITATIVE NUMERIC APPEARS HERE]

QUANTITATIVE NUMERIC (SMALL CAP)
--------------------------------------------------------------------------------
INVESTMENT PROFILE All Data as of September 30, 1997


[PHOTO OF ROBERT VON PENTZ APPEARS HERE]

The Quantitative Numeric Fund is a small company fund that seeks investment opportunities among companies with less than one billion dollars in market capitalization. The Fund looks for stocks of companies that have superior growth rates, but with share prices that do not fully reflect their potential. Stocks of smaller companies generally are more volatile than larger companies, but also offer the opportunity for greater price appreciation. The Quantitative Numeric Fund may not be appropriate for every investor.

Investment Process The Fund employs a disciplined, quantitative approach to investing. Each and every stock in the universe of eligible investments is examined through a variety of prisms created by a computer model. Rankings are assigned to the stocks based on their attractiveness. Generally, companies with records of strong earnings growth, whose earnings estimates are being revised upwards by securities analysts, and which are valued cheaply on a relative basis, are good candidates for inclusion in the Fund's portfolio. Risk controls also are employed to prevent the Fund from concentrating its investments in any particular industry sector. Buy and Sell Discipline The purchase and sale of securities in the Fund's portfolio primarily is driven by computer rankings. Among comparably ranked companies, a further examination may be conducted to determine if there are additional quantitative factors that might bear upon future performance. A strict, passionless sell discipline is employed if a company's rankings deteriorate or its market capitalization increases above one-and-a-half billion dollars.

Management The Fund is managed by Robert von Pentz, CFA, an owner and chief equity investment officer of Columbia Partners, LLC located in Washington, D.C. Bob has spent most of his career designing and implementing quantitative strategies. He earned his BA in economics and an MBA from the University of New Mexico. His interests include aviation, flyfishing and gardening.


----------------
TOP TEN HOLDINGS (Each generally no more than 2-3% of the Fund.)
----------------

Astoria Financial Corporation   Furniture Brands International
Coast Savings Financial, Inc.   Golden State Bancorp., Inc.
Curative Health Services, Inc.  Ocwen Financial Corp.
FPAMedical Management, Inc.     Ross Stores, Inc.
Fremont General Corporation     Yellow Corp.


--------------------------------------------------------------------------------
SECTOR ALLOCATION
--------------------------------------------------------------------------------

                           [PIE GRAPH APPEARS HERE]

Energy                5%
Health Care          15%
Consumer Cyclical    16%
Capital Goods         1%
Financials           25%
Basic Materials       6%
Utilities             3%
Consumer Services     3%
Technology           23%
Consumer Staples      3%

[LOGO OF QUANTITATIVE NUMERIC II APPEARS HERE]

QUANTITATIVE NUMERIC II (MID CAP)
--------------------------------------------------------------------------------
INVESTMENT PROFILE All Data as of September 30, 1997


---------------------
INVESTMENT COMMENTARY
---------------------


Q After a slow first quarter of 1997, the Fund returned over 37% in the second and third quarters, 4% ahead of its benchmark, the S&P 400 Index, and the average mid cap fund. For the 12 months ended September 30, the Fund was ranked 9 out of 211 mid cap funds by Lipper Analytical Services, Inc. Investor interest in the stocks of mid cap companies, which reemerged during the second quarter, intensified in the third quarter, driven by attractive relative valuation to larger stocks and renewed confidence in earnings potential.

Q The Fund's sector choices contributed heavily to the Fund's strong performance during the quarter. Strong and improving earnings momentum and price strength scores from our model, coupled with attractive valuations led us to take positions larger than the benchmark S&P 400 Index in the three best performing sectors during the quarter: energy, financials, and technology. As valuations became less attractive, we took profits in the energy sector, moving closer to a market weight.

Q We increased our weighting in the consumer cyclical area, focusing on companies that are benefiting from the continued strength in the economy. We also moved to an overweight position in the health care sector, where we found good value in medical service providers. Additions to the portfolio included General Nutrition Cos., a retailer of nutritional supplements; Total Renal Care, a dialysis services provider; and Quorum Health Group, an owner of acute care hospitals.

Q Despite the impressive returns for mid cap stocks in the last two quarters, valuations remain attractive for mid cap stocks, and they continue to demonstrate promising earnings growth. We believe that mid cap stocks remain very compelling investments.

------------------------------------------------------------------------------------------------------------------------
PERFORMANCE UPDATE                           Six Months         Year to Date          One Year          Since Inception
------------------------------------------------------------------------------------------------------------------------
      Quantitative Numeric II                  37.13%              34.26%              46.16%           35.73% (3/21/95)
      S&P 400 Index                            33.14%              31.16%              39.10%           29.32%
      Lipper Mid Cap Average                   32.59%              24.91%              26.88%


-------------------------------------------   ----------------
CALENDAR YEAR PERFORMANCE (ORDINARY SHARES)   FUND INFORMATION
-------------------------------------------   ----------------
        [BAR GRAPH APPEARS HERE]              Ticker Symbol                                QNIIX (ordinary)
                                              Number of Companies                          54
              1995     1996                   Median Market Cap                            $3.5 billion
------------------------------                Price to Book                                3.9
NUMERIC II    26.65%   27.45%                 Price to Earnings                            20.3
------------------------------                Assets Under Management                      $13 million
S&P 400       22.64%   19.20%
------------------------------

For more information, call the QUANTITATIVE GROUP of FUNDS, 1-800-331-1244.


The S&P 400 Index is an unmanaged index comprised of stocks outside the large capitalization bias of the S&P 500, which are chosen by Standard & Poors for their size and industry characteristics. It is widely recognized as representative of the general market for stocks with medium capitalizations. Investment returns assume the reinvestment of dividends paid on stocks comprising the Index. The Lipper results are based on the Lipper Mid Cap Funds Average, comprised of mutual funds with medium cap investment objectives, determined by Lipper and as published in the Wall Street Journal. Lipper Mutual Funds Averages are comprised of all of the mutual funds within their respective investment objectives, excluding multiple share classes, and are adjusted for the reinvestment of capital gains distributions.

Returns reflect the performance of ordinary shares of the Fund, which carry a 12b-1 fee of .25bp. Institutional Shares of the Fund may be available to clients of some financial advisors without a 12b-1 fee. The one year and since inception (4/17/95) returns for Institutional shares are 46.19% and 35.58% respectively. Past performance is no guarantee of future results. Share prices may vary and shares may be worth more or less than their original cost at the time of sale. The investment return and principal value of an investment will fluctuate. The Fund's portfolio is subject to change.

[LOGO OF QUANTITATIVE NUMERIC II APPEARS HERE]

QUANTITATIVE NUMERIC II (MID CAP)
--------------------------------------------------------------------------------
INVESTMENT PROFILE All Data as of September  30, 1997


[PICTURE OF ROBERT VON PENTZ APPEARS HERE]

The Quantitative Numeric II (Mid Cap) Fund seeks investment opportunities among companies with from one to five billion dollars in market capitalization. The Fund looks for stocks of companies that have superior growth rates, but with share prices that do not fully reflect their potential. Companies in this strong middle range of market capitalization often have more solid industry positions and experienced management than smaller companies. At the same time, they frequently are in the earlier stages of their business cycle and can produce higher sales and earnings growth rates than larger, more established companies.

Investment Process The Fund employs a disciplined, quantitative approach to investing. Each and every stock in the universe of eligible investments is examined through a variety of prisms created by a computer model. Rankings are assigned to the stocks based on their attractiveness. Generally, companies with records of strong earnings growth, whose earnings estimates are being revised upwards by securities analysts, and which are valued cheaply on a relative basis, are good candidates for inclusion in the Fund's portfolio. Risk controls also are employed to prevent the Fund from concentrating its investments in any particular industry sector.

Buy and Sell Discipline The purchase and sale of securities in the Fund's portfolio primarily is driven by computer rankings. Among comparably ranked companies, a further examination may be conducted to determine if there are additional quantitative factors that might bear upon future performance. A strict, passionless sell discipline is employed when a company's rankings deteriorate or its market capitalization increases above five billion dollars.

Management The Fund is managed by Robert von Pentz, CFA, an owner and chief equity investment officer of Columbia Partners, LLC located in Washington, D.C. Bob has spent most of his career designing and implementing quantitative strategies. He earned his BA in economics and an MBA from the University of New Mexico. His interests include aviation, flyfishing and gardening.



----------------
TOP TEN HOLDINGS  (Each generally no more than 2-3% of the Fund.)
----------------

Ace Limited                   ENSCO International, Inc.
Advanced Fibre Comm., Inc.    Noble Drilling Corp.
Ahmanson (HF) & Co.           Old Republic International Corp.
CNF Transportation, Inc.      Tommy Hilfiger Corp.
Compuware Corp.               US Filter Corp.


--------------------------------------------------------------------------------
SECTOR ALLOCATION
--------------------------------------------------------------------------------
                           [PIE GRAPH APPEARS HERE]

Consumer Staples      8%
Health Care          11%
Utilities             6%
Consumer Services     4%
Financials           21%
Capital Goods         7%
Consumer Cyclicals   15%
Energy               10%
Technology           16%
Basic Materials       3%

[LOGO OF QUANTITATIVE GROWTH & INCOME]

QUANTITATIVE GROWTH & INCOME
--------------------------------------------------------------------------------
INVESTMENT PROFILE All Data as of September 30, 1997


---------------------
INVESTMENT COMMENTARY
---------------------


Q During the period from April 1 to September 30, 1997, the Fund outperformed its benchmark, the S&P 500 Index, and the average growth and income fund by more than 10%. All aspects of the Fund's investment model contributed to the excess return.

Q Specific stock selections contributed 75% of the Fund's excess returns. Some of the companies that performed well for the Fund during the quarter were BankAmerica, Bristol-Myers and Dell Computer. Among the recent additions to the portfolio is Intimate Brands, which offers Victoria's Secret, among other items.

Q The sector selection model continued to complement the stock selection process, adding about 25% of the Fund's excess returns. Among the sectors favored by the model in the near term are semi-conductors, electrical equipment, computer hardware and apparel.

Q The Fund also benefited from a shift in investor interest toward the smaller end of the Fund's capitalization range. The move was driven by some concern over earnings of the largest companies accompanied by more positive reports from companies at the lower end of the Fund's capitalization range. Since the smaller companies in the large cap universe traditionally have greater representation in the Fund's portfolio than in the S&P 500, the overperformance of this sector contributed to the Fund's excess returns in the quarter.

Q In the near term, we expect continued growth in the large cap sector, with plenty of opportunity for the Fund's investment models to identify attractive companies. Returns may flatten somewhat, however, as the move to smaller cap stocks continues and valuations of some of the larger companies adjust after the sizable gains of the past year.

--------------------------------------------------------------------------------------------------------------------------
PERFORMANCE UPDATE                         Six Months      One Year        Five Years       Ten Years      Since Inception
--------------------------------------------------------------------------------------------------------------------------
      Quantitative Growth & Income           37.06%         50.66%           20.14%          14.42%        16.88% (5/9/85)
      S&P 500 Index                          26.26%         40.45%           20.77%          14.75%        17.85%
      Lipper Growth & Income Average         24.63%         35.76%           18.76%          13.31%


-------------------------------------------        ----------------
CALENDAR YEAR PERFORMANCE (ORDINARY SHARES)        FUND INFORMATION
-------------------------------------------        ----------------
                                                   Ticker Symbol                              USBOX (ordinary)
         [BAR GRAPH APPEARS HERE]                                                             QGIAX (institutional)
                                                   Number of Companies                        100
                  1994      1995     1996          Average Market Cap                         $33.8 billion
-------------------------------------------        Price to Book                              3.8
Growth & Income -0.66%     29.45%   18.81%         Price to Earnings                          17.2
-------------------------------------------        Assets Under Management                    $60 million
S&P 500 Index    1.32%     37.58%   22.96%
-------------------------------------------

For more information, call the QUANTITATIVE GROUP of FUNDS, 1-800-331-1244.



The S&P 500 Index is an unmanaged index of stocks chosen by Standard & Poors for their size and industry characteristics. It is widely recognized as representative of the general market for stocks in the United States. Investment returns assume the reinvestment of dividends paid on stocks comprising the Index. The Lipper results are based on the Growth & Income Funds Average, comprised of mutual funds with similar objectives, determined by Lipper and as published in the Wall Street Journal. Lipper Mutual Funds Averages are comprised of all of the mutual funds within their respective investment objectives, adjusted for multiple share classes, and are adjusted for the reinvestment of capital gains distributions.

Returns reflect the performance of ordinary shares of the Fund, which carry a 12b-1 fee of .50bp., and include the effects of a 1% deferred sales charge. Excluding the effects of the 1% redemption fee for ordinary shares, the returns would have been 52.17%, 20.38%, 14.54% and 16.98%, for the one year, five year, ten year and inception periods, respectively. Similarly, the Calendar Year Performance chart does not reflect the effects of the redemption fee. Institutional Shares of the Fund may be available to clients of some financial advisors without a 12b-1 fee or sales charge. The one year, five year and since inception (3/25/91) returns for Institutional Shares are 52.85%, 20.98% and 18.08% respectively. Past performance is no guarantee of future results. Share prices may vary and shares may be worth more or less than their original cost at the time of sale. The investment return and principal value of an investment will fluctuate. The Fund's portfolio is subject to change.

[LOGO QUANTITATIVE GROWTH & INCOME APPEARS HERE]

QUANTITATIVE GROWTH & INCOME
--------------------------------------------------------------------------------
INVESTMENT PROFILE All Data as of September 30, 1997


The Quantitative Growth & Income Fund, created in 1985, seeks long-term growth of capital by investing primarily in the common stock of larger, more stable companies. The Fund is designed to be a core United States common stock portfolio that can be utilized either alone or in conjunction with more narrowly differentiated strategies. The Quantitative Growth & Income Fund employs a conservative equity investment strategy that makes it well suited for longer term investors seeking a domestic stock fund for retirement or college planning.

Investment Process The Fund's investment process begins with a top-down ranking of industries based on forecasts of their relative attractiveness. Strict limits are placed on the concentration of securities that may be purchased within any economic and industry sector to avoid undue risk. In addition, risk controls restrict the percentage of the Fund's assets that can be invested in the stock of a particular company.

Buy and Sell Discipline Individual investments are selected from among a universe of over 1,000 companies. Stocks within the portfolio are chosen based on rankings produced by a multifactor quantitative model. Revisions to a company's earnings estimates, which are published by financial analysts, are closely followed and trends are quantified daily to arrive at a forecast of the actual earnings of the company for the quarter. Each company's stock is then evaluated on the basis of historic earnings, dividends, and asset values, which are compared to the current price of the stock. Based on these and other factors, a company's stock is assigned a "matrix" ranking which determines whether it will be purchased for the Fund or retained in its portfolio.

Management The Quantitative Growth & Income Fund has been managed continuously since inception by a team of analysts and portfolio managers at State Street Global Advisors located in Boston, Massachusetts. The team at State Street responsible for the day-to-day management of the portfolio includes Douglas T. Holmes, CFA, Steven M. Esielonis and Charles Babin, CFA.



----------------
TOP TEN HOLDINGS  (Each generally no more than 2-3% of the Fund.)
----------------

Bristol-Myers                   Ford Motor Company
Compaq Computer                 Fort James
Compuware                       Intel Corporation
Dell Computer                   Merck
Exxon                           Schering Plough


--------------------------------------------------------------------------------
SECTOR ALLOCATION
--------------------------------------------------------------------------------

                           [PIE GRAPH APPEARS HERE]

Energy                    10%
Utilities                  1%
Financials                15%
Consumer Cyclicals        14%
Health Care               10%
Capital Goods              8%
Basic Materials            6%
Consumer Staples           6%
Communication Services     4%
Technology                24%
Transportation             1%

[LOGO OF QUANTITATIVE INTERNATIONAL EQUITY APPEARS HERE]

QUANTITATIVE INTERNATIONAL EQUITY
--------------------------------------------------------------------------------
INVESTMENT PROFILE All Data as of September 30, 1997


---------------------
INVESTMENT COMMENTARY
---------------------

Q During the period from April 1 to September 30, the developed markets, as represented by the EAFE Index, were up 12.22% versus 12.15% for the Fund. The individual stock selection component of the Fund's investment model produced excess returns relative to EAFE, which were offset by the performance of the country selection component of the model. Currency returns cost the Fund about 2% in return over the period as most currencies declined 3-8% over the period.

Q Europe in general performed very well for the period, as measured by the Morgan Stanley Indexes. Finland led the way with a 34% return. Italy, Spain and the United Kingdom also delivered strong returns with 30%, 30% and 21% respectively.

Q The returns of the developed Pacific markets were mixed, with some dropping quite substantially. Economic problems in Thailand, primarily caused by excessive real estate investing financed with foreign debt, led to currency devaluation and a steep increase in interest rates. The Thailand problems spilled over to other Southeast Asia markets, mainly Malaysia, which fell 49%, Singapore, Indonesia, and the Philippines. Japan, as both an investor and an exporter in these countries, also felt the effects of Thailand's difficulties, dropping 13% over the last three months but finishing the period with an 8% gain.

Q In the near term, we anticipate gains in the developed markets to remain modest. We will continue to monitor developments in the Asian markets before making additional allocations to that region. We also feel that European returns will generally be lower in the next few months. Over the long term, however, we continue to view the developed markets as an excellent way to diversify an investment portfolio.

------------------------------------------------------------------------------------------------------------------------
PERFORMANCE UPDATE                        Six Months      One Year        Five Years      Ten Years      Since Inception
------------------------------------------------------------------------------------------------------------------------
      Quantitative International Equity     12.15%         14.42%           11.06%          4.83%        4.49% (7/31/87)
      MSCI EAFE Index                       12.22%         12.35%           11.89%          5.76%         5.96%
      Lipper International Funds Average    12.38%         18.59%           13.96%          8.12%


-------------------------------------------          ----------------
CALENDAR YEAR PERFORMANCE (ORDINARY SHARES)          FUND INFORMATION
-------------------------------------------          ----------------
        [BAR GRAPH APPEARS HERE]                     Ticker Symbol                              USBFX (ordinary)
                                                                                                QIEAX (institutional)
                       1994     1995   1996          Number of Companies                        122
---------------------------------------------        Median Market Cap                          $9.8 billion
International Equity   9.05%    3.40%  5.30%         Price to Book                              1.97
---------------------------------------------        Price to Earnings                          20.1
EAFE Index             7.77%   11.22%  6.17%         Assets Under Management                    $34 million
---------------------------------------------
                                                     For more information, call the QUANTITATIVE GROUP of FUNDS, 1-800-331-1244.

The Lipper results are based on the International Funds Average, comprised of mutual funds with similar objectives, determined by Lipper and as published in the Wall Street Journal. Lipper Mutual Funds Averages are comprised of all of the mutual funds within their respective investment objectives, excluding multiple share classes, and are adjusted for the reinvestment of capital gains distributions.

Returns reflect the performance of ordinary shares of the Fund, which carry a 12b-1 fee of .50bp, and include the effects of a 1% deferred sales charge. Excluding the effects of the 1% redemption fee for ordinary shares, the returns would have been 15.57%, 11.29%, 4.94%, and 4.59%, for the one year, five year, ten year, and inception periods, respectively. Similarly, the Calendar Year Performance chart does not reflect the effects of the redemption fee. Institutional shares may be available to clients of some financial advisors without a 12b-1 fee or sales charge. The one year and since inception (8/25/94) for Institutional shares are 16.16% and 5.27% respectively. Past performance is no guarantee of future results. Share prices may vary and shares may be worth more or less than their original cost at the time of sale. The investment return and principal value of an investment will fluctuate. The Fund's portfolio is subject to change.

[LOGO OF QUANTITATIVE INTERNATIONAL EQUITY APPEARS HERE]

QUANTITATIVE INTERNATIONAL EQUITY
--------------------------------------------------------------------------------
INVESTMENT PROFILE All Data as of September 30, 1997


The Quantitative International Equity Fund, created in 1987, provides investors with the opportunity to participate in the growth potential of companies located in developed foreign countries. By investing in ten or more developed foreign countries, the Fund attempts to take advantage of broad international economic trends. Importantly, while the Fund's performance is affected by global and international trends, its returns historically have not been highly correlated to those of the United States' stock markets. Thus, adding the Fund to your portfolio may provide diversification that can reduce your overall risk. However, there are some special risks associated with foreign investing (e.g. currency-exchange fluctuation). Thus, the Fund is designed as a long-term investment and may not be suitable for each investor.

Investment Process The Fund generally owns stocks of over 100 non-U.S. companies located in the twenty-one countries comprising the Morgan Stanley Europe, Australia and Far East (EAFE) Index. In addition, the Fund also may invest a portion of its assets in emerging markets, such as Argentina and Turkey. This diversification within the Fund, coupled with risk controls that limit the amount of assets that can be invested in certain countries, like Japan, reduce the effect that the performance of any single foreign country can have on the Fund's return.

Buy and Sell Discipline The investment process for the Quantitative International Equity Fund relies upon sophisticated quantitative computer models. The Fund utilizes proprietary investment models developed for each individual country. Generally, the Fund searches for stocks with strong value characteristics (e.g., low price relative to book value or earnings), with the expectation that they will outperform growth stocks (e.g., high earnings growth rates) in most markets. In some countries, however, the Fund's models may emphasize growth characteristics, if these factors have been the predominate predictor of share appreciation in that market over time. Individual portfolio positions are examined regularly and country allocations may be adjusted to reflect current forecasts for the market or imbalances resulting from performance.

Management Since its inception, the Quantitative International Equity Fund has been managed by Independence International Associates, Inc. (and its predecessor), a Boston, Massachusetts-based money manager that specializes in the management of international equity portfolios. The portfolio managers for the Fund are David A. Umstead, Ph.D., CFA and Lyle Davis, CFA.


----------------
TOP TEN HOLDINGS    (Each generally no more than 2-3% of the Fund.)
----------------

Anglian Water               Glaverbel
Banco Santander             UBS
Burgo                       UPM-Kymmene
Chugai Pharm.               Volkswagen
Elf Aquitaine               Wharf

--------------------------------------------------------------------------------
COUNTRY ALLOCATION                        *Austria, Denmark, Ireland, Malaysia,
                                           Norway, Singapore, Sweden.
--------------------------------------------------------------------------------

                           [PIE GRAPH APPEARS HERE]

Netherlands                4%
Switzerland                9%
Australia                  4%
Finland                    5%
Germany                    9%
Italy                      5%
Japan                     17%
Others* (3% or less)      14%
France                     6%
United Kingdom             8%
Belgium                    5%
Hong Kong                  7%
Spain                      7%

[LOGO OF QUANTITATIVE FOREIGN FRONTIER APPEARS HERE]

QUANTITATIVE FOREIGN FRONTIER
--------------------------------------------------------------------------------
INVESTMENT PROFILE All Data as of September 30, 1997

---------------------
INVESTMENT COMMENTARY
---------------------

Q During the period from April 1 to September 30, the Fund outperformed its benchmark, the IFCI Index, returning 0.11% versus a -3.51 return for the Index. Among the best performing countries for the quarter were Venezuela (58%) and Argentina (45%). The Fund benefited during the quarter from overweights relative to the IFCI Index in smaller countries with good returns, such as Greece (25%) and Turkey (19%), and underweights in some of the worst performing countries, such as Indonesia (-38%) and Malaysia (-49%). Currency returns had a negative impact on the Fund's performance over the period.

Q The period's wide range of emerging markets returns (over 100% between the best and worst performing markets) continues to support the Fund's strategy of an equally weighted portfolio. Equal weights provide more diversification than the index weights by giving a more even exposure to the returns in each market. The Fund believes that diversification is essential to reduce market risk in the portfolio and is especially critical in the emerging markets, given the volatility of their returns.

Q Overall, emerging market returns were negative for the quarter, driven by the Asian markets, where four markets each declined over 35%. Thailand, one of the worst performing markets, fell sharply after closing a number of insolvent finance firms and relaxing controls on the Baht, which led to a sharp decline in the Baht's value. Malaysia added to Asia's woes by implementing changes intended to curb speculation and short selling that instead drove foreign investors out of the market. Other Asian governments responded by attempting to improve their markets. Most observers believe that while Thailand's problems may take years to resolve, there is potential in a number of the other markets which overreacted to the news in Thailand.


------------------------------------------------------------------------------------------------------------------------
PERFORMANCE UPDATE                          Six Months        Year to Date           One Year            Since Inception
------------------------------------------------------------------------------------------------------------------------
       Quantitative Foreign Frontier           0.11%              9.47%                7.99%            -1.83% (10/3/94)
       IFCI Index                             -3.51%              5.68%                5.41%            -3.42%
       Lipper Emerging Mkts Average            7.66%             17.89%               19.02%


-------------------------------------------         ----------------
CALENDAR YEAR PERFORMANCE (ORDINARY SHARES)         FUND INFORMATION
-------------------------------------------         ----------------
         [BAR GRAPH APPEARS HERE]                   Ticker Symbol                             QFFOX (ordinary)
                                                    Number of Companies                       219
                   1994    1995    1996             Assets Under Management                   $11.4 million
-----------------------------------------
Foreign Frontier -17.87%   -2.26%  8.75%            For more information, call the QUANTITATIVE GROUP of FUNDS, 1-800-331-1244.
-----------------------------------------
IFCI Index       -17.01%   -8.42%  9.46%
-----------------------------------------

* Partial Year, from 10/3/94.

The IFCI Index is published by the International Finance Corporation, a member of the World Bank. It is widely recognized as representative of the general market for emerging markets. The Lipper results are based on the Lipper Emerging Markets Funds Average, comprised of mutual funds with similar objectives, determined by Lipper and as published in the Wall Street Journal. Lipper Mutual Funds Averages are equally weighted, comprised of all of the mutual funds within their respective investment objectives, excluding multiple share classes, and are adjusted for the reinvestment of capital gains distributions.

Returns reflect the performance of ordinary shares of the Fund, which carry a 12b-1 fee of .50bp, and include the effects of a 1% deferred sales charge. Excluding the effect of the 1% redemption fee for ordinary shares, the returns would have been 9.28% and -1.50%, for the one year and inception periods, respectively. Similarly, the Calendar Year Performance chart does not reflect the effects of the redemption fee. Institutional shares may be available to clients of some financial advisors without a 12b-1 fee or sales charge. The one year and since inception (4/2/96) returns for Institutional shares are 9.88% and 6.57% respectively. Past performance is no guarantee of future results. Share prices may vary and shares may be worth more or less than their original cost at the time of sale. The investment return and principal value of an investment will fluctuate. The Fund's portfolio is subject to change.

[LOGO OF QUANTITATIVE FOREIGN FRONTIER APPEARS HERE]

QUANTITATIVE FOREIGN FRONTIER
--------------------------------------------------------------------------------
INVESTMENT PROFILE All Data as of September 30, 1997


The Quantitative Foreign Frontier Fund is designed to afford investors the opportunity to participate in the overall growth potential of emerging market countries. Over twenty countries located in Europe, Latin America, Africa, the Middle East, and Asia are classified as emerging markets. Many of these countries experienced substantial growth in per capita income and domestic production in the 1980s and 90s. Moreover, continuing improvements in infrastructure are likely to make these countries increasingly productive in years to come.

Investment Process Rapid economic and political changes in emerging markets have generated investment returns that are impressive over multi-year periods. Annual returns for individual emerging markets, however, have been far more volatile and unpredictable than those of the United States and other developed countries. In fact, it is not uncommon for individual markets to gain significant amounts one year and lose large sums the next. To minimize investors' exposure to the annual performance volatility experienced by individual emerging markets, the Fund invests at all times in eight or more countries.

Buy and Sell Discipline At least two, and generally three, broad geographic regions, such as Latin America, Asia, and Europe, will be represented in the Fund's portfolio. Within a geographic region, investments are allocated equally by the manager to selected emerging markets. Because individual stock returns typically are dominated by the market return of a country, the Fund employs quantitative investment models to select representative stocks within each country whose collective performance are most likely to mirror the overall performance of that country's stock market. Systematic rebalancing of portfolio positions among countries assures that diversification will be maintained at desired levels.

Management The Quantitative Foreign Frontier Fund has been managed continuously by Independence International Associates, Inc. (and its predecessor), a Boston, Massachusetts-based money manager that specializes in the management of international equity portfolios. The portfolio managers for the Foreign Frontier Fund are Lyle H. Davis, CFA, and David A. Umstead, Ph.D., CFA.

Special Considerations The Quantitative Foreign Frontier Fund was created specifically for long-term investors who are willing to accept greater risk, including losses, in the pursuit of higher returns. Although the Fund offers many investors an excellent opportunity to diversify their existing domestic and international portfolios, it also may be more volatile than other funds and presents special risks, like political uncertainty and currency exchange fluctuation, and therefore may not be suitable for every investor.



----------------
TOP TEN HOLDINGS  (Each generally no more than 2-3% of the Fund.)
----------------

Alpha Credit Bank                Telefonica de Argentina
Huaneng Power                    Telefonica del Peru
Perez                            Telefonos de Mexico
Shangai Hai Xing Shipping        Telekomunikasi Indonesia
T Is Bankasi                     YPF


--------------------------------------------------------------------------------
COUNTRY ALLOCATION                    * Indonesia, Korea, Malaysia, Philippines,
                                        South Africa, Thailand.
--------------------------------------------------------------------------------

                           [PIE GRAPH APPEARS HERE]

Other*         (5% or less) 27%
India                        6%
Peru                         6%
Portugal                     7%
Greece                       8%
China                        8%
Turkey                       8%
Mexico                       9%
Argentina                    8%
Chile                        7%
Brazil                       6%

[LOGO OF QUANTITATIVE GROUP OF FUNDS APPEARS HERE]

PORTFOLIO OF INVESTMENTS September 30, 1997 (Unaudited)
QUANTITATIVE NUMERIC FUND
--------------------------------------------------------------------------------
COMMON STOCK--96.2% (a)

                                                   Shares    Value
APPAREL & TEXTILES--0.8%
 G & K Services                                    17,580 $   610,905
                                                          -----------
BANKS--5.1%
 Coast Savings Financial Inc. (b)                  31,565   1,655,190
 Golden St Bancorp Inc. (b)                        47,245   1,411,444
 PFF Bancorp Inc. (b)                              49,215     953,541
                                                          -----------
                                                            4,020,175
                                                          -----------
BUSINESS SERVICES--4.0%
 International Network Services (b)                47,345     970,572
 Network Solutions Inc. (b)                         2,425      52,744
 Perceptron Inc. (b)                               30,890     922,839
 Steris Corporation (b)                            28,520   1,172,885
                                                          -----------
                                                            3,119,040
                                                          -----------
CHEMICALS--2.5%
 Calgon Carbon Corporation                         74,885     978,185
 Mississippi Chemical Corporation                  52,585   1,025,408
                                                          -----------
                                                            2,003,593
                                                          -----------
COMPUTERS & BUSINESS
 EQUIPMENT--1.5%
 Vitesse Semiconductor Corporation (b)             23,181   1,148,908
                                                          -----------
CONSTRUCTION MATERIALS--1.8%
 Medusa Corporation                                29,020   1,382,077
                                                          -----------
DRUGS & HEALTH CARE--9.5%
 Coventry Corporation (b)                          62,750   1,035,375
 Curative Health Services Inc. (b)                 47,675   1,483,884
 Monarch Dental Corporation (b)                    42,550     914,825
 Orthodontic Centers of America Inc. (b)           66,085   1,321,700
 Quorum Health Group Inc. (b)                      54,855   1,340,519
 VISX Inc. (b)                                     54,060   1,378,530
                                                          -----------
                                                            7,474,833
                                                          -----------
ELECTRIC UTILITIES--1.3%
 TNP Enterprises Inc.                              42,020   1,055,752
                                                          -----------
ELECTRICAL EQUIPMENT--1.5%
 Watsco Inc.                                       37,525   1,172,656
                                                          -----------
ELECTRONICS--8.2%
 CHS Electronics Inc. (b)                          41,453   1,134,762
 Electroglas Inc. (b)                              38,250   1,300,500
 Exar Corporation (b)                              48,395   1,282,468
 Gentex Corporation (with rights exp.
  8/26/01) (b)                                     28,600     709,638
 NACT Telecommunications Inc. (b)                  82,055   1,297,495
 Sawtek Inc. (b)                                   15,275     706,469
                                                          -----------
                                                            6,431,332
                                                          -----------
FINANCIAL SERVICES--10.3%
 American Capital Strategies Ltd.                  28,875     577,500
 AmeriCredit Corporation (b)                       39,882   1,136,637
 Cityscape Financial Corporation (b)               40,375     396,180
 First Alliance Company (b)                        42,100   1,326,150
 Mego Mortgage Corporation                         90,190   1,217,565
 Money Store Inc.                                  31,565     899,602
 Ocwen Financial Corporation (b)                   33,780   1,422,983
 Pacificamerica Money Center Inc. (b)              43,930   1,120,215
                                                          -----------
                                                            8,096,832
                                                          -----------
FOOD & BEVERAGES--1.0%
 Flowers Industries Inc.                           37,980     773,842
                                                          -----------
GAS EXPLORATION--1.1%
 Swift Energy Company (b)                          29,330     826,739
                                                          -----------
HOTELS & RESTAURANTS--0.8%
 Showbiz Pizza Time Inc. (b)                       29,115     669,645
                                                          -----------
HOUSEHOLD APPLIANCES
 FURNISHING--1.8%
 Furniture Brands International Inc. (b)           76,830   1,450,166
                                                          -----------
INDUSTRIAL MACHINERY--1.3%
 Wyman-Gordon Company (b)                          39,790   1,044,488
                                                          -----------
INSURANCE--7.3%
 FPA Medical Management Inc. (b)                   49,620   1,705,688
 Fremont General Corporation                       33,905   1,618,964
 Nac Real Estate Corporation                       23,485   1,206,542
 Reliance Group Holdings Inc.                      88,000   1,193,500
                                                          -----------
                                                            5,724,694
                                                          -----------
MISCELLANEOUS--1.6%
 Avis Rent-A-Car Inc. (b)                          53,805   1,284,594
                                                          -----------
PETROLEUM SERVICES--3.5%
 Marine Drilling Companies Inc. (b)                38,780   1,211,875
 Pride International Inc. (b)                      38,840   1,320,560
 UTI Energy Corporation (b)                         6,460     255,170
                                                          -----------
                                                            2,787,605
                                                          -----------
RETAIL GROCERY--1.5%
 Richfood Holdings Inc.                            46,785   1,213,486
                                                          -----------
RETAIL TRADE--8.1%
 Dress Barn (b)                                    55,625   1,335,000
 Lands End Inc.                                    43,465   1,339,265
 Michaels Stores Inc. (b)                          37,765   1,154,193
 Ross Stores Inc.                                  41,049   1,400,797
 Ugly Duckling Corporation (b)                     74,625   1,138,031
                                                          -----------
                                                            6,367,286
                                                          -----------
SAVINGS & LOAN--1.9%
 Astoria Financial Corporation                     29,795   1,499,061
                                                          -----------
SOFTWARE--10.6%
 Arbor Software Corporation (b)                    26,260   1,216,166
 Best Software Inc. (b)                             8,075     104,975
 Datastream Systems Inc. (b)                       31,295   1,170,629
 Harbinger Corporation (b)                         33,885   1,232,567
 Rational Software Corporation (b)                 78,040   1,248,640
 Siebel Systems Inc. (b)                           29,630   1,261,127
 Vantive Corporation (b)                           34,210     821,040
 Wind River Systems Inc. (b)                       31,620   1,304,325
                                                          -----------
                                                            8,359,469
                                                          -----------
STEEL--1.6%
 NS Group Inc. (b)                                 38,385   1,242,714
                                                          -----------
TELECOMMUNICATION SERVICES--1.6%
 Coherent Communications Syt Cp (b)                45,530   1,291,914
                                                          -----------
TIRES & RUBBER--1.5%
 Safeskin Corporation (b)                          26,980   1,197,238
                                                          -----------

--------------------------------------------------------------------------------

[LOGO OF QUANTITATIVE GROUP OF FUNDS APPEARS HERE]

PORTFOLIO OF INVESTMENTS September 30, 1997 (Unaudited)
QUANTITATIVE NUMERIC FUND--CONTINUED
--------------------------------------------------------------------------------

COMMON STOCK--Continued

                                                         Shares    Value
TRUCKING & FREIGHT
 FORWARDING--4.5%
 American Freightways Corporation (b)                    65,765 $ 1,249,535
 Roadway Express Inc.                                    31,195     853,963
 Yellow Corporation (b)                                  45,140   1,469,871
                                                                -----------
                                                                  3,573,369
                                                                -----------
 TOTAL COMMON STOCK
  (Cost $63,082,912)                                            $75,822,413
                                                                ===========

(a) Percentages indicated are based upon total net assets.
(b) Non-income producing security.
(c) At September 30, 1997, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $63,082,912 was as follows:

   Aggregate gross unrealized appreciation for all investments
    in which there is an excess of value over tax cost          $14,313,518
   Aggregate gross unrealized depreciation for all investments
    in which there is an excess of tax cost over value           (1,574,017)
                                                                -----------
   Net unrealized appreciation                                  $12,739,501
                                                                ===========


  The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

[LOGO OF QUANTITATIVE GROUP OF FUNDS APPEARS HERE]

PORTFOLIO OF INVESTMENTS September 30, 1997 (Unaudited)
QUANTITATIVE NUMERIC II FUND
--------------------------------------------------------------------------------
COMMON STOCK--100.3% (a)

                                        Shares    Value
AEROSPACE--1.9%
 Sundstrand Corporation                  4,280 $   246,635
                                               -----------
ALUMINUM--1.7%
 Reynolds Metals Company                 3,095     219,165
                                               -----------
APPAREL & TEXTILES--2.2%
 Tommy Hilfiger Corporation (b)          5,580     278,651
                                               -----------
AUTOMOBILES--2.1%
 Lear Corporation (b)                    5,365     264,226
                                               -----------
BANKS--3.9%
 Dime Bancorp Inc.                      11,840     247,900
 Provident Financial Group Inc.          5,220     246,971
                                               -----------
                                                   494,871
                                               -----------
BUSINESS SERVICES--3.4%
 AccuStaff Inc. (b)                      8,675     273,262
 Fiserv Inc. (b)                         3,570     156,634
                                               -----------
                                                   429,896
                                               -----------
COMPUTERS & BUSINESS
 EQUIPMENT--1.8%
 Ingram Micro Inc. (b)                   8,660     234,361
                                               -----------
CONGLOMERATES--1.7%
 U.S. Industries Inc. (b)                7,590     220,110
                                               -----------
CONTAINERS & GLASS--1.1%
 Crown Cork & Seal Inc.                  3,120     143,910
                                               -----------
DRUGS & HEALTH CARE--11.8%
 Biogen Inc. (b)                         1,410      45,737
 General Nutrition Companies Inc. (b)    8,305     241,883
 Genesis Health Ventures Inc. (b)        6,940     270,226
 Oxford Health Plans Inc. (b)            3,120     233,610
 Quorum Health Group Inc. (b)           10,238     250,179
 Total Renal Care Holdings Inc. (b)      5,245     262,250
 Warner-Lambert Company                  1,485     200,382
                                               -----------
                                                 1,504,267
                                               -----------
ELECTRIC UTILITIES--3.0%
 Entergy Corporation                     9,280     241,860
 Montana Power Company                   5,100     135,787
                                               -----------
                                                   377,647
                                               -----------
ELECTRICAL EQUIPMENT--1.3%
 Raychem Corporation                     1,955     165,198
                                               -----------
ELECTRONICS--4.2%
 Advanced Fibre Communications (b)       7,030     288,230
 National Semiconductor Corporation (b)  5,975     244,975
                                               -----------
                                                   533,205
                                               -----------
FOOD & BEVERAGES--6.0%
 Dean Foods Company                      5,410     250,213
 Flowers Industries Inc.                11,890     242,259
 Interstate Bakeries Corporation         3,980     272,879
                                               -----------
                                                   765,351
                                               -----------
GAS & PIPELINE UTILITIES--1.7%
 Falcon Drilling (b)                     5,930     209,403
                                               -----------
INDUSTRIAL MACHINERY--2.3%
 U.S. Filter Corporation (b)             6,830     294,117
                                               -----------
INSURANCE--13.8%
 ACE Limited                            3,155      296,570
 Hartford Financial Services Group      2,865      246,569
 Lincoln National Corporation           3,605      250,998
 MGIC Investment Corporation            4,790      274,527
 MedPartners Inc. (b)                   6,940      148,776
 Ohio Casualty Corporation              4,565      211,702
 Old Republic International Corporation 8,205      319,995
                                               -----------
                                                 1,749,137
                                               -----------
NEWSPAPERS--1.9%
 Times Mirror Company                   4,375      240,352
                                               -----------
OFFICE FURNISHINGS & SUPPLIES--2.1%
 U.S. Office Products Company (b)       7,390      260,498
                                               -----------
PETROLEUM SERVICES--8.7%
 ENSCO International Inc.               7,300      287,894
 Global Marine Inc. (b)                 8,280      275,310
 Marine Drilling Companies Inc. (b)     8,145      254,531
 Noble Drilling Corporation (b)         8,725      281,381
                                               -----------
                                                 1,099,116
                                               -----------
RETAIL GROCERY--1.7%
 American Stores Company                8,940      217,913
                                               -----------
RETAIL TRADE--5.9%
 Costco Companies Inc. (b)              6,755      254,157
 Ross Stores Inc.                       6,720      229,320
 TJX Companies Inc.                     8,790      268,644
                                               -----------
                                                   752,121
                                               -----------
SAVINGS & LOAN--4.2%
 Ahmanson (H.F.) & Company              5,110      290,312
 Washington Mutual Inc.                 3,451      240,707
                                               -----------
                                                   531,019
                                               -----------
SOFTWARE--6.3%
 Compuware Corporation (b)              4,570      276,485
 Electronics For Imaging Inc. (b)       3,880      197,880
 Hbo & Company                          5,500      207,625
 Parametric Technology Corporation (b)  2,665      117,593
                                               -----------
                                                   799,583
                                               -----------
TELEPHONE--3.1%
 Cincinnati Bell Inc.                   7,755      220,533
 LCI International Inc. (b)             6,455      171,864
                                               -----------
                                                   392,397
                                               -----------
TRUCKING & FREIGHT
 FORWARDING--2.5%
 CNF Transportation Inc.                7,205      313,868
                                               -----------
 TOTAL COMMON STOCK
  (Cost $10,182,717)                           $12,737,017
                                               -----------

--------------------------------------------------------------------------------

[LOGO OF QUANTITATIVE GROUP OF FUNDS APPEARS HERE]

PORTFOLIO OF INVESTMENTS September 30, 1997 (Unaudited)
QUANTITATIVE NUMERIC II FUND--CONTINUED
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--0.9% (a)

                                                          Par Value    Value
 State Street Repo 2%, 1 October 1997 (Cost $115,000)
 (Dated 9/30/97), Collateralized by $85,000 U.S. Treasury
 Bond 12.750%, 11/15/10, Market Value $124,047,
 Repurchase Proceeds $115,006.                            $115,000  $   115,000
                                                                    -----------
 TOTAL SHORT TERM INVESTMENTS
  (Cost $115,000)                                                   $   115,000
                                                                    ===========
 TOTAL INVESTMENTS--101.2% (A)
  (Cost $10,297,717)                                                $12,852,017
                                                                    ===========

(a) Percentages indicated are based upon total net assets.
(b) Non-income producing security.
(c) At September 30, 1997, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $10,297,717 was as follows:

   Aggregate gross unrealized appreciation for all investments in
    which there is an excess of value over tax cost                  $2,685,425
   Aggregate gross unrealized depreciation for all investments in
    which there is an excess of tax cost over value                    (131,125)
                                                                     ----------
   Net unrealized appreciation                                       $2,554,300
                                                                     ==========


  The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

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PORTFOLIO OF INVESTMENTS September 30, 1997 (Unaudited)
QUANTITATIVE GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
COMMON STOCK--98.0% (a)

                                                             Shares    Value
AEROSPACE--2.4%
 General Dynamics Corporation                                 7,400 $   644,725
 Northrop Grumman Corporation                                 6,600     801,075
                                                                    -----------
                                                                      1,445,800
                                                                    -----------
APPAREL & TEXTILES--1.7%
 Intimate Brands Inc.                                        31,300     729,681
 V.F. Corporation                                             3,400     314,925
                                                                    -----------
                                                                      1,044,606
                                                                    -----------
AUTOMOBILES--1.7%
 Ford Motor Company                                          23,100   1,045,275
                                                                    -----------
BANKS--8.2%
 AmSouth Bancorporation                                       6,450     312,422
 BankAmerica Corporation                                     13,800   1,011,712
 Bankers Trust Corporation NY                                 7,500     918,750
 Charter One Financial Inc.                                   5,565     329,031
 Comerica Inc.                                                5,000     394,688
 First Union Corporation                                     17,400     871,088
 Keycorp                                                     10,700     680,788
 Mercantile Bankshares Corporation                           11,850     385,125
                                                                    -----------
                                                                      4,903,604
                                                                    -----------
BUSINESS SERVICES--0.1%
 Cognizant Corporation                                        1,800      73,350
                                                                    -----------
CHEMICALS--1.8%
 Lubrizol Corporation                                         3,600     151,200
 Rohm & Haas Company                                          4,400     422,125
 Union Carbide Corporation                                   10,500     511,219
                                                                    -----------
                                                                      1,084,544
                                                                    -----------
COMPUTERS & BUSINESS
 EQUIPMENT--9.4%
 Bay Networks Inc. (b)                                       11,200     432,600
 Compaq Computer Corporation (b)                             23,750   1,775,312
 Dell Computer Corporation (b)                               14,000   1,356,250
 Pitney Bowes Inc.                                            8,500     707,094
 Quantum Corporation (b)                                      5,000     191,563
 Western Digital Corporation (with rights
  exp. 11/30/98) (b)                                         20,200     809,263
 Xerox Corporation                                            4,700     395,681
                                                                    -----------
                                                                      5,667,763
                                                                    -----------
CONSTRUCTION & MINING
 EQUIPMENT--2.5%
 Case Corporation                                             9,600     639,600
 Caterpillar Inc.                                            16,000     863,000
                                                                    -----------
                                                                      1,502,600
                                                                    -----------
CONSTRUCTION MATERIALS--0.4%
 USG Corporation (b)                                          4,800     230,100
                                                                    -----------
DOMESTIC OIL--2.2%
 Amerada Hess Corporation                                    10,000     616,875
 Murphy Oil Corporation                                       3,000     171,375
 Phillips Petroleum Company                                  10,100     521,412
                                                                    -----------
                                                                      1,309,662
                                                                    -----------
DRUGS & HEALTH CARE--9.7%
 Allegiance Corporation                                      21,100     654,100
 Bristol-Myers Squibb Company                                18,800   1,555,700
 Merck & Company Inc.                                        13,200   1,319,175
 Schering-Plough Corporation                                 24,200   1,246,300
 Tenet Healthcare Corporation (b)                            13,635     397,119
 Wellpoint Health Networks Inc. (b)                          10,868     629,665
                                                                    -----------
                                                                      5,802,059
                                                                    -----------
ELECTRIC UTILITIES--1.0%
 Long Island Lighting Company                                12,800     328,000
 Rochester Gas & Electric Corporation                         9,900     245,025
                                                                    -----------
                                                                        573,025
                                                                    -----------
ELECTRICAL EQUIPMENT--3.0%
 General Electric Company                                     7,100     483,244
 Johnson Controls Inc.                                       10,600     525,362
 UCAR International Inc.                                     16,500     787,875
                                                                    -----------
                                                                      1,796,481
                                                                    -----------
ELECTRONICS--8.7%
 Eaton Corporation                                            6,900     637,387
 Honeywell Inc.                                               7,500     503,906
 Intel Corporation                                           20,000   1,846,250
 National Semiconductor Corporation (b)                      14,000     574,000
 SCI Systems Inc. (b)                                        19,200     951,600
 Tellabs Inc. (b)                                             5,800     298,700
 Thomas & Betts Corporation                                   7,400     404,225
                                                                    -----------
                                                                      5,216,068
                                                                    -----------
FINANCIAL SERVICES--1.8%
 Merrill Lynch & Company Inc.                                 4,000     296,750
 Money Store Inc.                                             3,000      85,500
 SLM Holding Corporation                                      4,500     695,250
                                                                    -----------
                                                                      1,077,500
                                                                    -----------
FOOD & BEVERAGES--3.8%
 Coca-Cola Company                                            8,500     517,969
 ConAgra Inc.                                                 6,900     455,400
 Heinz (H.J.) Company                                        14,000     646,625
 Hormel Foods Corporation                                     8,600     275,737
 Interstate Bakeries Corporation                              6,000     411,375
                                                                    -----------
                                                                      2,307,106
                                                                    -----------
GAS & PIPELINE UTILITIES--1.9%
 Cooper Cameron Corporation (b)                              12,000     861,750
 National Fuel Gas Company                                    6,700     294,800
                                                                    -----------
                                                                      1,156,550
                                                                    -----------
INDUSTRIAL MACHINERY--0.4%
 Applied Materials Inc. (b)                                   1,500     142,875
 Cummins Engine Inc.                                          1,400     109,287
                                                                    -----------
                                                                        252,162
                                                                    -----------
INSURANCE--3.0%
 AMBAC Financial Group Inc.                                   6,200     252,262
 CIGNA Corporation                                            3,300     614,625
 Everest Reinsurance Holdings                                14,800     606,800
 Marsh & McLennan Companies Inc.                              4,200     321,825
                                                                    -----------
                                                                      1,795,512
                                                                    -----------

--------------------------------------------------------------------------------

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PORTFOLIO OF INVESTMENTS September 30, 1997 (Unaudited)
QUANTITATIVE GROWTH AND INCOME FUND--CONTINUED
--------------------------------------------------------------------------------

COMMON STOCK--Continued

                                                         Shares    Value
INTERNATIONAL OIL--6.3%
 Chevron Corporation                                      8,600 $   715,413
 Exxon Corporation                                       22,400   1,435,000
 Mobil Corporation                                       12,200     902,800
 Texaco Inc.                                             11,400     700,387
                                                                -----------
                                                                  3,753,600
                                                                -----------
INVESTMENT COMPANIES--0.6%
 Bear Stearns Companies Inc.                              8,762     385,528
                                                                -----------
LEISURE TIME--1.4%
 Brunswick Corporation                                   17,700     623,925
 Callaway Golf Company                                      500      17,437
 MGM Grand Inc. (b)                                       4,100     178,094
                                                                -----------
                                                                    819,456
                                                                -----------
NEWSPAPERS--1.2%
 Gannett Inc.                                             6,500     701,594
                                                                -----------
PAPER--2.0%
 Fort James Corporation                                  26,813   1,228,348
                                                                -----------
PETROLEUM SERVICES--0.9%
 Rowan Companies Inc. (b)                                15,100     537,937
                                                                -----------
POLLUTION CONTROL--0.8%
 Browning-Ferris Industries Inc.                         12,300     468,169
                                                                -----------
PUBLISHING--0.8%
 McGraw Hill Companies Inc.                               7,100     480,581
                                                                -----------
RAILROADS & EQUIPMENT--1.9%
 CSX Corporation                                          4,400     257,400
 Trinity Industries Inc.                                 18,100     873,325
                                                                -----------
                                                                  1,130,725
                                                                -----------
RETAIL TRADE--6.7%
 CVS Corporation                                         13,300     756,437
 Dayton Hudson Corporation                               17,000   1,018,938
 Home Depot Inc.                                         15,000     781,875
 Nordstrom Inc.                                           8,100     516,375
 Penney (J.C.) Inc.                                       1,200      69,900
 TJX Companies Inc.                                      15,600     476,775
 Tiffany & Company                                        9,300     395,250
                                                                -----------
                                                                  4,015,550
                                                                -----------
SOFTWARE--4.2%
 Adobe Systems Inc.                                       5,000     251,875
 Computer Associates International Inc.                   7,050     506,278
 Compuware Corporation (b)                               18,800   1,137,400
 Microsoft Corporation (b)                                4,700     621,869
                                                                -----------
                                                                  2,517,422
                                                                -----------
STEEL--0.9%
 USX-U.S. Steel Group                                    15,600     542,100
                                                                -----------
TELECOMMUNICATION SERVICES--0.5%
 Lucent Technologies Inc.                                 3,844     312,806
                                                                -----------
TELEPHONE--4.4%
 AT & T Corporation                                      13,600     602,650
 Ameritech Corporation                                    7,200     478,800
 Bell Atlantic Corporation                                8,500     683,719
 GTE Corporation                                          7,500     340,313
 U.S. West Inc.                                          13,500     519,750
                                                                -----------
                                                                  2,625,232
                                                                -----------
TOBACCO--1.7%
 Philip Morris Companies Inc.                             4,400     182,875
 RJR Nabisco Holdings Corporation                        12,600     433,125
 UST Inc.                                                13,900     424,819
                                                                -----------
                                                                  1,040,819
                                                                -----------
 TOTAL COMMON STOCK
  (Cost $38,523,885)                                            $58,843,634
                                                                ===========

(a) Percentages indicated are based upon total net assets.
(b) Non-income producing security.
(c) At September 30, 1997, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $38,523,885 was as follows:

   Aggregate gross unrealized appreciation for all investments
    in which there is an excess of value over tax cost          $20,335,143
   Aggregate gross unrealized depreciation for all investments
    in which there is an excess of tax cost over value              (15,394)
                                                                -----------
   Net unrealized appreciation                                  $20,319,749
                                                                ===========

  The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

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PORTFOLIO OF INVESTMENTS September 30, 1997 (Unaudited)
QUANTITATIVE INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
COMMON STOCK--96.3% (a)

                                             Shares    Value
ARGENTINA--1.8%
 Perez Companc SA (d)                        11,968 $   189,992
 Telefonica De Argentina SA, Class B (d)      2,700      98,888
 YPF Sociedad Anonima (d)                     9,100     335,563
                                                    -----------
                                                        624,443
                                                    -----------
AUSTRALIA--3.1%
 Brambles Industries Ltd.                    35,400     737,073
 CSR Limited                                 13,700      56,157
 Leighton Holdings                           46,900     247,950
                                                    -----------
                                                      1,041,180
                                                    -----------
AUSTRIA--1.3%
 Austria Mikros System                        3,870     273,055
 Austrian Airlines (b)                        6,000     153,986
                                                    -----------
                                                        427,041
                                                    -----------
BELGIUM--3.8%
 Electrabel                                     625     131,023
 Glaverbel                                    7,091   1,153,815
                                                    -----------
                                                      1,284,838
                                                    -----------
BRAZIL--1.0%
 Centrais Eletricas Brasileiras (d)           2,900      75,400
 Companhia Siderurgica Nacional (d)           2,100      79,942
 Petrobras Distribuidora (d)                  3,000      39,000
 Telecomunicacoes Brasileiras (d)             1,240     159,650
                                                    -----------
                                                        353,992
                                                    -----------
CHILE--1.4%
 Chilectra SA (d)                             1,250      40,938
 Compania Cervecerias Unidas SA (d)           1,600      46,000
 Compania De Telecom De Chile (d)             3,100     100,363
 Embotelladora Andina SA, Class A (d)         1,000      25,750
 Embotelladora Andina SA, Class B (d)         1,000      24,250
 Empresa Nacional De Electricia (d)           4,100      86,869
 Enersis SA (d)                               2,400      88,950
 Sociedad Quimica Minera De Chile (d)           600      35,400
 Vina Concha Y Toro SA (d)                    1,200      37,050
                                                    -----------
                                                        485,570
                                                    -----------
CHINA--1.4%
 Jilin Chemical Industrial Ltd. (d)           7,200     170,100
 Guangshen Railway Ltd. (d)                   7,400     127,188
 Shanghai Chlor Alkali Chem Ltd. (d)         41,900     120,463
 Shanghai Petrochemical Corporation (d)       1,800      58,725
                                                    -----------
                                                        476,476
                                                    -----------
DENMARK--2.4%
 Bang & Olufsen Holding, Class B              5,450     329,036
 NKT Holding                                  2,100     162,384
 Novo-Nordisk AS, Class B                     2,950     329,006
                                                    -----------
                                                        820,426
                                                    -----------
FINLAND--4.0%
 Kesko                                       17,700     249,442
 Rauma Oy                                       684      14,233
 Stockmann Ab (Oy), Class B                   1,200      67,418
 Upm-Kymmene Oy                              37,300   1,037,209
                                                    -----------
                                                      1,368,302
                                                    -----------
FRANCE--4.5%
 Compagnie Financiere De Paribas, Class A     2,700     200,263
 Elf Aquitaine                                8,400   1,121,473
 Michelin (CGDE), Class B                     1,100      62,489
 Promodes                                       350     136,644
                                                    -----------
                                                      1,520,869
                                                    -----------
GERMANY--7.4%
 Bayer Hypoth-Und Wechsel Bk (f)             16,300     696,778
 Bayer Vereinsbk (f)                          9,850     573,310
 Dresdner Bank AG (with rights exp. 7/1/97)   8,956     411,578
 Volkswagen AG                                1,224     850,327
                                                    -----------
                                                      2,531,993
                                                    -----------
HONG KONG--5.4%
 Kumagai Gumi (HK) (f)                      387,000     562,609
 Shangri-La Asia Ltd. (f)                   164,000     168,482
 Sun Hung Kai Props                           6,000      70,556
 Swire Pacific, Class A                      24,000     183,756
 Wharf (Hldgs)                              230,000     847,063
                                                    -----------
                                                      1,832,466
                                                    -----------
INDIA--1.7%
 Bajaj Auto (e)                               2,200      63,470
 Grasim Industries (e)                        2,700      26,649
 Grasim Industries Ltd. (e)                   4,100      39,360
 Gujarat Ambuja Cements (e)                  11,200     100,800
 Hindalco Industries Ltd. (e)                 2,600      89,050
 Indian Hotels (e)                            3,800      73,245
 Reliance Industries (e)                      4,800     109,680
 Steel Authority of India (e)                 4,500      27,900
 Tata Engineering & Locomotive (e)            4,100      39,463
                                                    -----------
                                                        569,617
                                                    -----------
IRELAND--1.1%
 Irish Life                                  47,700     249,938
 Woodchester Investments                     35,400     131,388
                                                    -----------
                                                        381,326
                                                    -----------
ITALY--4.2%
 Burgo (Cartiere) Spa                       166,700   1,081,934
 Sirti Spa (f)                               52,200     327,450
                                                    -----------
                                                      1,409,384
                                                    -----------
JAPAN--13.5%
 Casio Computer Company (f)                  58,000     518,844
 Chichibu Onoda Cement                      214,000     579,624
 Chugai Pharmaceutical Company               97,000     835,584
 Fujitsu (f)                                 24,000     300,174
 Hitachi                                     49,000     426,157
 Kansai Electric Power Company Inc. (f)       7,000     124,658
 Mitsubishi Oil Company (f)                 125,000     335,459
 Mitsui Osk Lines (b)                       128,000     163,273
 Nippon Oil Company                          43,000     175,946
 Osaka Gas Company (f)                       55,000     131,202
 Sekisui House                               31,000     295,287
 Tokyo Electric Power Company (f)            29,000     557,277
 Toyo Seikan Kaisha                           4,000      69,908
 Yokogawa Electric                           17,000      92,231
                                                    -----------
                                                      4,605,624
                                                    -----------

--------------------------------------------------------------------------------

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PORTFOLIO OF INVESTMENTS September 30, 1997 (Unaudited)
QUANTITATIVE INTERNATIONAL EQUITY FUND--CONTINUED
--------------------------------------------------------------------------------

COMMON STOCK--Continued

                                                        Shares     Value
MALAYSIA--2.2%
 Golden Hope Plantations                                148,000 $   215,505
 Perusahaan Otomobil                                    114,000     318,279
 UMW Holdings Berhad                                    113,000     226,593
                                                                -----------
                                                                    760,377
                                                                -----------
MEXICO--2.0%
 Kimberly Clark De Mexico SA (d)                         12,200     305,000
 Telefonos De Mexico SA, Class L (d)                      4,900     253,575
 Vitro Sociedad Anonima (d)                               7,400     113,775
                                                                -----------
                                                                    672,350
                                                                -----------
NETHERLANDS--3.6%
 Getronics NV                                             3,550     111,172
 Ing Groep NV (with rights exp. 10/3/97)                  3,800     174,585
 Koninklijke Hoogovens NV                                10,600     686,810
 Philips Electronic                                       1,900     160,832
 Unilever NV                                                400      85,413
                                                                -----------
                                                                  1,218,812
                                                                -----------
NORWAY--1.2%
 Norske Skogsindustrier, Class A                          9,710     365,614
 Petroleum Geo-Services (b)                                 820      55,449
                                                                -----------
                                                                    421,063
                                                                -----------
PORTUGAL--1.8%
 Banco Comercial Portugues (d)                           17,000     359,125
 Portugal Telecom SA (d)                                  6,000     260,625
                                                                -----------
                                                                    619,750
                                                                -----------
SINGAPORE--2.4%
 Creative Technology (b)                                  3,000      79,020
 Straits Trading Company                                417,000     735,882
                                                                -----------
                                                                    814,902
                                                                -----------
SOUTH AFRICA--1.3%
 Anglo American Corporation of South Africa Ltd. (d)      2,400     123,600
 C.G. Smith Ltd. (d)                                     13,500      77,625
 Gencor Ltd. (d)                                          3,540      75,551
 Iscor Ltd. (d)                                           4,600      24,797
 Malbak Ltd. (d)                                         36,800      51,750
 Sasol Ltd. (d)                                           6,800      93,500
                                                                -----------
                                                                    446,823
                                                                -----------
SOUTH KOREA--1.5%
 Cho Hung Bank (e)                                       12,400      57,660
 Korea Electric Power Corporation (d)                    12,400     170,500
 LG Chemical Ltd. (e)                                     7,200     130,932
 Samsung Electronics Ltd. (e)                             1,200      63,675
 Samsung Electronics Ltd. (e)                             1,900     101,650
                                                                -----------
                                                                    524,417
                                                                -----------
SPAIN--5.5%
 Banco Santander SA                                      34,600   1,134,236
 Iberdrola SA                                            48,477     596,335
 Zardoya-Otis (with rights exp. 10/25/97)                 2,000     131,340
                                                                -----------
                                                                  1,861,911
                                                                -----------
SWEDEN--2.0%
 Skandia Foersaekrings AB                                15,020     671,517
                                                                -----------
SWITZERLAND--7.5%
 Holderbank Financiere Glaris                               280     266,061
 Kuoni Reisen Holding, Class B                               70     279,074
 Sairgroup (b)                                              495     662,931
 Schweizerische Bankgesellschaf                             925   1,082,128
 Schweiz-Ruckversicherungs                                  180     270,316
                                                                -----------
                                                                  2,560,510
                                                                -----------
TURKEY--1.0%
 Erciyas Biracilik, Class A (e)                          30,800      84,700
 Tofas Otomobil Fab (e)                                 420,600     117,768
 Turkiye Garanti Bankasi A S (d)                         25,855     129,273
                                                                -----------
                                                                    331,741
                                                                -----------
UNITED KINGDOM--6.3%
 Anglian Water                                           68,000     899,102
 British Petroleum                                        8,900     134,426
 British Steel                                               43         125
 British Telecom                                         32,500     216,670
 HSBC Holdings                                           12,300     417,209
 United Utilities                                        37,848     469,554
                                                                -----------
                                                                  2,137,086
                                                                -----------
 TOTAL COMMON STOCK
  (Cost $28,521,145)                                            $32,774,806
                                                                ===========
PREFERRED STOCK--0.6%
BRAZIL--0.6%
 Aracruz Celulose SA (d)                                  4,550 $    93,559
 Companhia Cerveja Ria Brahma (d)                         4,400      67,650
 Companhia Vale Do Rio Doce (d)                           1,900      46,436
                                                                -----------
                                                                    207,645
                                                                -----------
 TOTAL PREFERRED STOCK
  (Cost $186,105)                                               $   207,645
                                                                ===========
 TOTAL INVESTMENTS--96.9%
  (Cost $28,707,250)                                            $32,982,451
                                                                ===========

(a) Percentages indicated are based upon total net assets.
(b) Non-income producing security.
(c) At September 30, 1997, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $28,707,250 was as follows:

   Aggregate gross unrealized appreciation for all investments
    in which there is an excess of value over tax cost          $ 6,564,611
   Aggregate gross unrealized depreciation for all investments
    in which there is an excess of tax cost over value           (2,289,410)
                                                                -----------
   Net unrealized appreciation                                  $ 4,275,201
                                                                ===========

(d) ADR--American Depository Receipts
(e) GDR--Global Depository Receipts
(f) A portion of security is on loan at 9/30/97 (Note 6).

  The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

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PORTFOLIO OF INVESTMENTS September 30, 1997 (Unaudited)
QUANTITATIVE INTERNATIONAL EQUITY FUND--CONTINUED
--------------------------------------------------------------------------------

SECTOR ALLOCATIONS
---------------------------------
Basic Industries            18.8%
Capital Goods                4.9%
Consumer Basics              6.3%
Consumer Durable Goods       5.8%
Consumer Non-Durable Goods   2.8%
Consumer Services            3.9%
Energy                       7.4%
Finance                     19.9%
General Business             7.2%
Miscellaneous                1.3%
Real Estate                  2.8%
Shelter                      6.5%
Technology                   2.7%
Transportation               1.3%
Utilities                    8.4%



   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

[LOGO OF QUANTITATIVE GROUP OF FUNDS APPEARS HERE]

PORTFOLIO OF INVESTMENTS September 30, 1997 (Unaudited)
QUANTITATIVE FOREIGN FRONTIER FUND
--------------------------------------------------------------------------------
COMMON STOCK & WARRANTS--91.7% (a)

                                                  Shares     Value

ARGENTINA--7.9%
 Astra Cia Argentina                               24,970 $    47,203
 Ciadea SA                                              1           3
 Embotelladora Buenos Aires, Class B                   35       2,661
 Irsa Inversiones Y Representac                     5,000      22,004
 Perez Companc SA, Class B                         19,264     155,299
 Siderar SA, Class A                                  400       2,241
 Siderca SA                                        25,745      76,993
 Telefonica De Argentina, Class B                  46,000     169,314
 Transport Gas Sur, Class B                        14,000      31,366
 YPF SA, Class D                                   10,600     389,098
                                                          -----------
                                                              896,182
                                                          -----------
BRAZIL--2.2%
 Banco Do Brasil SA, Class A
  (warrants exp. 6/30/2001)                       154,000         506
 Banco Do Brasil SA, Class B
  (warrants exp. 6/30/2006)                       231,000         765
 Banco Do Brasil SA, Class C
  (warrants exp. 6/30/2011)                       385,000       1,300
 Centrais Eletrobras                              183,000      96,878
 Forca Luz (Cia Paul)                              89,000      16,084
 Sider Nacional Cia                               570,000      21,846
 Souza Cruz (Cia)                                   2,300      21,938
 Telec Brasileiras--Telebras                      528,000      60,964
 Vale Rio Doce (Cia)                                  500      11,637
 White Martins SA                                   8,315      19,353
                                                          -----------
                                                              251,271
                                                          -----------
CHILE--6.3%
 Chilectra SA (d)                                   1,500      49,125
 Chilgener SA (d)                                   1,900      52,131
 Compania Cervecerias Unidas SA (d)                 2,280      65,550
 Compania De Telecomunicaciones
  De Chile (d)                                      4,110     133,061
 Embotelladora Andina SA, Class A (d)               1,500      38,625
 Embotelladora Andina SA, Class B (d)               1,500      36,375
 Empresa Nacional De Electricid (d)                 5,630     119,286
 Enersis SA (d)                                     3,000     111,188
 Madeco SA (d) (with rights exp. 8/19/97)           2,880      70,560
 Maderas Y Sinteticos Sociedad (d)                  2,500      35,000
                                                          -----------
                                                              710,901
                                                          -----------
CHINA--4.0%
 China International Marine, Class B               19,000      20,624
 Guangdon Electric, Class B                        42,800      30,419
 Guangshen Railway, Class H                       202,000      68,521
 Huaneng Power International Inc. (d)               6,600     155,925
 Maanshan Iron & Steel, Class H                   163,400      40,330
 Qingling Motors, Class H                         119,300      75,541
 Shanghai Chlor-Alkali Chemical, Class B            4,350       1,305
 Shanghai Dazhong Taxi, Class B                    12,000      11,448
 Shanghai Lujiazui Finance Ftz Dev,
  Class B                                          32,320      34,518
 Shanghai Tyre & Rubber, Class B                   32,000      13,440
                                                          -----------
                                                              452,071
                                                          -----------
GREECE--7.5%
 Alpha Credit Bank                                  1,985     145,883
 Attica Enterprises                                 2,200      27,605
 Commercial Bank of Greece                          1,140      57,441
 Delta Dairy                                        1,836      25,900
 Ergo Bank                                          1,290      86,458
 Hellenic Bottling                                  2,730     141,912
 Hellenic Sugar Industries                          2,560      19,640
 Heracles General Cement                            2,900      71,320
 Intracom                                             680      36,396
 Ionian Bank                                        1,040      25,018
 Naoussa Spinning Mills                             5,300      19,761
 National Bank Of Greece                              772      96,299
 Titan Cement Company                               1,600      96,652
                                                          -----------
                                                              850,285
                                                          -----------
HONG KONG--3.4%
 Shanghai Hai Xing Shipping, Class H              402,000     219,481
 Shanghai Petrochemical Corporation, Class H      331,800     106,119
 Tsingtao Brewery, Class H                         45,900      18,980
 Yizheng Chem Fibre, Class H                       96,000      41,869
                                                          -----------
                                                              386,449
                                                          -----------
INDIA--5.6%
 Arvind Mills (e)                                   8,000      27,200
 Bombay Dyeing & Manufacturing (e)                  8,100      31,185
 Century Textiles (e)                                 300      14,400
 Grasim Industries Ltd. (e)                         2,900      28,623
 Gujarat Ambuja Cem (e)                             4,300      40,313
 India Cements (e)                                 11,900      40,163
 Indian Hotels (e)                                  1,100      21,203
 Indian Rayon & Ind (e)                             3,450      26,738
 Indo Gulf Fertilisers & Chemical (e)              38,200      40,110
 ITC Ltd (e)                                        4,800      95,400
 Larsen & Toubro (e)                                3,000      38,250
 Mahindra & Mahindra (e)                            3,000      34,050
 Ranbaxy Laboratories (e)                           1,200      24,600
 Reliance Industries (e)                            3,800      83,600
 Southern Petrochemical (e)                        10,100      30,300
 Tata Engineering & Locomotive (e)                  4,000      37,400
 United Phosphorus (e)                              4,800      26,400
                                                          -----------
                                                              639,935
                                                          -----------
INDONESIA--4.1%
 Astra International                               40,000      36,391
 Barito Pacific Timber                             39,500      25,367
 Duta Anggada Realty                               39,000       7,752
 Great River International                         37,000      12,164
 Gudang Garam (Perusahaan Rokok)                   36,000     104,587
 Hanjaya Mandala Sampoerna                          6,500      13,417
 INCO (International Nickel)                       33,500      38,930
 Indah Kiat Pulp & Paper                           16,648       6,491
 Indofoods Sukses Makmur                           11,000      13,372
 Indosat                                            9,500      24,186
 Jakarta International Hotel & Dev                 39,000      15,206
 Pabrik Kertas Tjiwi Kimia
  (warrants exp. 7/15/2002)                        37,361      20,851
 Telekomunikasi Indonesia (Perse), Class B        137,500     152,427
                                                          -----------
                                                              471,141
                                                          -----------

--------------------------------------------------------------------------------

[LOGO OF QUANTITATIVE GROUP OF FUNDS APPEARS HERE]

PORTFOLIO OF INVESTMENTS September 30, 1997 (Unaudited)
QUANTITATIVE FOREIGN FRONTIER FUND--CONTINUED
--------------------------------------------------------------------------------
COMMON STOCK & WARRANTS--Continued

                                              Shares     Value

MALAYSIA--3.5%
 Cold Storage (Malaysia)                       13,000 $    11,470
 Genting Berhad                                 5,000      15,579
 Hicom Holdings Berhad                          9,000      10,606
 IGB Corp Berhad                               61,000      40,460
 Leader Universal Holdings                      9,333       7,486
 Malaysian Airline Systems                     14,000      22,459
 Malayan Bank Berhad                            6,600      33,188
 Malayan United Industries
  (with rights exp. 9/10/97)                   50,000      21,903
 MBF Capital Berhad                            41,000      34,151
 Multi-Purpose Holding                         11,000       8,212
 Petronas Gas Berhad                            7,000      20,731
 Rashid Hussain Berhad
  (with rights exp. 6/18/98)                    4,000       9,193
 Renong Berhad                                 22,000      21,718
 Resorts World Berhad                           6,000      13,142
 Telekom Malaysia                              21,500      65,332
 Tenaga Nasional                               20,000      53,987
 United Engineers Berhad                        4,000      12,834
 YTL Power Intl                                   450         390
                                                      -----------
                                                          402,841
                                                      -----------
MEXICO--8.7%
 Alfa SA, Class A                               6,915      64,921
 Carso Global Telecom SA, Class A               4,600      19,641
 Cemex SA, Class A                              7,300      37,929
 Cemex SA, Class B                              7,000      41,952
 Cifra SA De Cv, Class B                       26,000      61,326
 Cifra SA De Cv, Class A                       25,402      56,845
 El Puerto De Liverpool, Class C                  200         291
 El Puerto De Liverpool SA                     16,000      24,693
 Empresas La Modern, Class A                    6,300      34,638
 Fomento Economico Mexico, Class B              6,500      56,009
 Grupo Carso, Class A                           6,000      47,920
 Grupo Continental                              8,500      25,198
 Grupo Fin Inbursa, Class B                       628       2,439
 Grupo Industrial Bimbo SA, Class A             4,000      36,525
 Grupo Mexico, Class B                          7,800      31,348
 Grupo Televisa SA                              2,100      37,298
 Industrias Penoles                             5,000      24,114
 Kimberly Clark De Mexico, Class B              5,000      25,722
 Telefonos De Mexico, Class L                  98,400     256,266
 Tubos De Acero De Mexico                       2,100      48,830
 Vitro SA                                      12,000      61,269
                                                      -----------
                                                          995,174
                                                      -----------
PERU--6.0%
 Cementos Lima                                  2,879      58,525
 Cervs Peruanas Backus & Johnston,
  T shares                                     51,257      50,261
 Cervs Peruanas Backus & Johnston, Class A      5,724      56,128
 Credicorp SA                                   5,018      94,589
 Minas Buenaventura, Class A                    7,805      70,647
 Pacifico Peru-Suiz                                 2          23
 Southern Peru Copper Corporation               1,261      60,184
 Telefonica Del Peru, Class B                 125,600     294,164
                                                      -----------
                                                          684,521
                                                      -----------
PHILIPPINES--4.2%
 Ayala Corporation, Class B                    96,687      39,407
 Ayala Land Inc., Class B                     138,281      67,430
 C & P Homes Inc.                              74,100       7,119
 Far East Bank & Trust
  (with rights exp. 7/1/97, 12/1/97)              216         324
 Filinvest Land                                75,450       8,237
 JG Summit Holdings Inc., Class B              92,500      14,003
 Manila Electric Company, Class B               9,834      34,068
 Metro Bank & Trust Company                     3,672      32,872
 Metro Pacific Corporation                    109,000      13,169
 Petron Corporation                           299,113      38,314
 Philippine Commercial
  International Bank                            3,750      15,611
 Philippine Long Distance                       3,900     105,590
 Philippine National Bank                       3,575       7,702
 Robinsons Land Corporation, Class B          151,500       8,733
 San Miguel Corporation, Class B               25,922      41,883
 SM Prime                                     219,804      40,953
 Universal Robina                              48,280       6,957
                                                      -----------
                                                          482,372
                                                      -----------
PORTUGAL--6.5%
 Banco Comercial Portugues                      6,600     139,426
 Banco Espir Santo                              3,500      97,190
 BPI Soc Gestora                                1,700      38,720
 Cimpor Cimentos De Portugal                    2,000      54,081
 Estabelec Jeronimo Martins                       999      76,919
 Modelo Contin SGPS                             1,300      59,912
 Portugal Telecom                               3,328     144,402
 Sonae Investimentos                            2,400      94,917
 Soporcel                                       1,000      33,661
                                                      -----------
                                                          739,228
                                                      -----------
SOUTH AFRICA--5.2%
 Anglo American Corporation SA                  2,500     127,882
 Billiton                                      20,400      78,537
 De Beers Centenary                             4,300     125,426
 Gencor                                         4,080       9,626
 Liberty Life Association                       2,700      78,756
 Polifin Limited                                  600       1,202
 Premier Group                                 12,000      16,112
 Sasol                                          7,700     106,107
 South Africa Brews                             1,800      52,214
                                                      -----------
                                                          595,862
                                                      -----------
SOUTH KOREA--4.5%
 Daewoo Heavy Industries                        5,130      40,840
 Hyundai Engineering & Construction             1,520      29,920
 Korea Electric Power                           6,190     137,413
 LG Chemicals                                   4,760      77,039
 LG Electronics Inc.                            3,130      61,611
 Pohang Iron & Steel                              710      43,635
 Samsung Electronics
  (with rights exp. 7/1/97)                        20       1,454
 Samsung Heavy                                  2,425      27,845
 Shinhan Bank                                   3,000      25,195
 Ssangyong Oil Refining                         2,260      43,744
 Yukong                                         1,490      27,700
                                                      -----------
                                                          516,396
                                                      -----------

--------------------------------------------------------------------------------

[LOGO OF QUANTITATIVE GROUP OF FUNDS APPEARS HERE]

PORTFOLIO OF INVESTMENTS September 30, 1997 (Unaudited)
QUANTITATIVE FOREIGN FRONTIER FUND--CONTINUED
--------------------------------------------------------------------------------
COMMON STOCK & WARRANTS--Continued

                                                       Shares      Value

THAILAND--4.4%
 Advanced Info Serv                                       6,000 $    39,669
 Bangkok Bank Public                                     23,400     119,256
 Italian-Thai Development                                 6,600      12,727
 Krung Thai Bank Public Company                          30,470      20,565
 One Holding Public Company
  (warrants 10/11/2001)                                   7,940          22
 Prime Finance & Securities                             131,400      14,479
 PTT Exploration & Production                             8,400     112,463
 Shinawatra Comp & Comm                                   4,900      26,997
 Siam Cement Company                                      4,500      73,884
 Telecomasia                                             28,200      23,306
 Thai Farmers Bank                                       11,000      38,485
 Thai Melon Polyester
  (with rights exp. 6/27/97)                             52,967       1,897
 Thai Stanley Electric                                   21,500      17,472
                                                                -----------
                                                                    501,222
                                                                -----------
TURKEY--7.7%
 Akbank                                                 930,042      72,051
 Aksa Akrilik (with rights exp. 6/18/97)                282,510      27,966
 Arcelik                                                496,246      62,650
 Cukurova Elektrik                                       16,000      29,381
 Dogan Sirketler Gruby Holding                        1,354,500      66,069
 Ege Biracilik Ve M                                     223,560      25,658
 Eregli Demir Celik                                     234,000      41,627
 Ford Otomotiv San                                       40,000      30,988
 KOC Holding                                            214,000      81,051
 Netas                                                   57,000      18,972
 Petkim                                                  89,000      40,348
 T Garanti Bankasi                                    1,441,998      77,785
 T Is Bankasi, Class C                                1,900,000     155,371
 Tupras                                                 377,600      56,339
 Turk Hava Yollari                                      107,000      27,631
 Yapi Kredi Bankasi                                   2,513,101      62,734
                                                                -----------
                                                                    876,621
                                                                -----------
 TOTAL COMMON STOCK
  (Cost $9,789,384)                                             $10,452,472
                                                                ===========
BRAZIL--3.6%
 Banco Bradesco SA                                    2,564,266      27,033
 Banco Itau SA                                           89,000      57,514
 Cemig Cia Energ MG                                     720,500      40,247
 Centrais Eletrobras, Class B                            38,000      21,504
 Companhia Cervejaria Brahma                             28,000      21,519
 Itausa Investmentos Itau SA                             18,000      17,087
 Petroleo Brasileiro                                    195,000      55,531
 Telec Brasileiras--Telebras                            825,000     106,551
 Usinas Sid Minas Gerais Usimin                           1,632      17,830
 Vale Rio Doce (Cia)                                      1,648      40,298
                                                                -----------
                                                                    405,114
                                                                -----------
 TOTAL PREFERRED STOCK
  (Cost $235,192)                                               $   405,114
                                                                ===========
 TOTAL INVESTMENTS--95.3%
  (Cost $10,024,576)                                            $10,857,586
                                                                ===========

(a) Percentages indicated are based upon total net assets.
(b) Non-income producing security.
(c) At September 30, 1997, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $10,024,576 was as follows:

   Aggregate gross unrealized appreciation for all investments
    in which there is an excess of value over tax cost          $ 2,930,823
   Aggregate gross unrealized depreciation for all investments
    in which there is an excess of tax cost over value           (2,097,813)
                                                                -----------
   Net unrealized appreciation                                  $   833,010
                                                                ===========

(d) ADR--American Depository Receipts
(e) GDR--Global Depository Receipts

SECTOR ALLOCATIONS
---------------------------------------------------------------------------
Basic Industries                                                      12.7%
Capital Goods                                                          4.7%
Consumer Basics                                                        6.4%
Consumer Durable Goods                                                 1.8%
Consumer Non-Durable Goods                                             6.4%
Consumer Services                                                      1.1%
Energy                                                                11.2%
Finance                                                               18.0%
General Business                                                       3.6%
Miscellaneous                                                          6.5%
Real Estate                                                            2.2%
Shelter                                                                3.2%
Technology                                                             1.1%
Transportation                                                         1.0%
Utilities                                                             20.1%

  The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES September 30, 1997 (Unaudited)

                                                  Growth and  International   Foreign
                            Numeric   Numeric II    Income       Equity      Frontier
ASSETS :
Investments at value
(Note 2)
 See accompanying
 schedules                $75,822,413 $12,852,017 $58,843,634  $32,982,451  $10,857,586
Foreign currency at
value (Cost $998,134 for
International Equity and
$82,697 for Foreign
Frontier) (Note 2)                --          --          --       976,366       80,000
Cash                              --          --    1,195,872      311,991      505,730
Collateral for
securities loaned at
value (Note 6)                    --          --          --     3,309,423          --
Dividends and interest
receivable                     27,773       7,016      72,819      120,792       27,715
Receivable for
investments sold            4,640,761     105,951         --       728,389       44,776
Receivable for shares of
beneficial interest sold        1,050       3,000       1,000       17,673          --
Other assets                   21,248       2,913      14,348        8,895        3,163
                          ----------- ----------- -----------  -----------  -----------
  Total assets             80,513,245  12,970,897  60,127,673   38,455,980   11,518,970
                          ----------- ----------- -----------  -----------  -----------
LIABILITIES :
Collateral for
securities loaned (Note
6)                                --          --          --     3,309,423          --
Due to custodian               37,567       1,452         --           --           --
Payable for investments
purchased                   1,529,692     256,803         --     1,026,157       86,101
Payable for shares of
beneficial interest
repurchase                      1,500         --           39        1,500          --
Payable for compensation
of Manager (Note 3)            63,112       4,018      36,706       26,945        7,386
Payable for distribution
fees (Note 3)                  28,572         --       23,706       12,743        4,118
Payable to custodian            4,152         --        2,488       27,513        8,479
Payable to transfer
agent (Note 3)                 10,977       1,204       9,362        5,101        1,889
Other accrued expenses         13,445       4,003      27,300       22,593       12,387
                          ----------- ----------- -----------  -----------  -----------
  Total liabilities         1,689,017     267,480      99,601    4,431,975      120,360
                          ----------- ----------- -----------  -----------  -----------
NET ASSETS                $78,824,228 $12,703,417 $60,028,072  $34,024,005  $11,398,610
                          ----------- ----------- -----------  -----------  -----------
NET ASSETS CONSIST OF :
Shares of beneficial
interest                  $56,968,559 $ 8,003,008 $33,952,027  $28,901,370  $10,698,429
Undistributed
(overdistributed) net
investment income             160,303      21,721     131,364      698,249      (72,155)
Accumulated net realized
gain (loss) on
investments and foreign
denominated assets,
liabilities and currency    8,955,865   2,124,388   5,624,932      176,038      (57,021)
Unrealized appreciation
(depreciation) of
investments and foreign
denominated assets,
liabilities and currency   12,739,501   2,554,300  20,319,749    4,248,348      829,357
                          ----------- ----------- -----------  -----------  -----------
                          $78,824,228 $12,703,417 $60,028,072  $34,024,005  $11,398,610
                          ----------- ----------- -----------  -----------  -----------
Investment securities,
at cost                   $63,082,912 $10,297,717 $38,523,885  $28,707,250  $10,024,576
                          ----------- ----------- -----------  -----------  -----------
NET ASSETS
 Ordinary Shares          $71,437,938 $12,098,609 $58,132,725  $32,242,534  $10,176,907
                          ----------- ----------- -----------  -----------  -----------
 Institutional Shares     $ 7,386,290 $   604,808 $ 1,895,347  $ 1,781,471  $ 1,221,703
                          ----------- ----------- -----------  -----------  -----------
Shares of beneficial
interest outstanding
*(Unlimited number of
shares authorized)
 Ordinary Shares            3,542,074     656,628   2,787,024    2,605,710    1,100,408
                          ----------- ----------- -----------  -----------  -----------
 Institutional Shares         353,352      32,558      90,560      142,881      131,289
                          ----------- ----------- -----------  -----------  -----------
Net asset value and
offering price per
share**
 Ordinary Shares          $     20.17 $     18.43 $     20.86  $     12.37  $      9.25
                          ----------- ----------- -----------  -----------  -----------
 Institutional Shares     $     20.90 $     18.58 $     20.93  $     12.47  $      9.31
                          ----------- ----------- -----------  -----------  -----------

** A deferred sales charge amounting to 1% of the net asset value of the Ordinary Shares redeemed is withheld and paid to the Distributor. No deferred sales charge is withheld from redemptions of the Institutional Shares. In addition, no deferred sales charge is withheld from redemptions of the Ordinary Shares of Numeric II purchased after August 1, 1996.

  The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS Six Months Ended September 30, 1997 (Unaudited)

                                                   Growth and   International  Foreign
                            Numeric    Numeric II    Income        Equity     Frontier
INVESTMENT INCOME :
 Dividends*               $    99,467  $   59,104  $   429,961   $  583,383   $ 173,062
 Interest                      39,579       2,865          --             0          10
                          -----------  ----------  -----------   ----------   ---------
Total investment income       139,046      61,969      429,961      583,383     173,072
                          -----------  ----------  -----------   ----------   ---------
EXPENSES :
 Compensation of Manager
 (Note 3)                     353,824      55,070      198,123      156,861      46,522
 Distribution fees, Or-
 dinary Shares (Note 3)       157,954      13,105      127,784       74,008      25,933
 Custody and accounting
 fees                          29,900      16,400       21,110       56,010      54,850
 Transfer agent fees
 (Note 3) :
 Ordinary Shares               47,471       7,813       38,098       22,104       7,765
 Institutional Shares           5,883         389        1,283        1,324         943
 Audit and legal               31,804       4,789       23,649       14,301       5,326
 Registration fees             17,493       2,577       12,666        7,705       2,892
 Amortization of organi-
 zational expenses (Note
 2)                             2,952         --           --           --          --
 Insurance                     10,661       1,592        7,850        4,757       1,777
 Compensation of Trust-
 ees (Note 3)                   6,320         938        4,619        2,804       1,050
 Printing                       6,648       1,023        5,075        3,051       1,128
 Miscellaneous                  9,341       1,284        6,287        5,094       2,005
                          -----------  ----------  -----------   ----------   ---------
 Total expenses before
 waivers and/or reim-
 bursements, and reduc-
 tions                        680,251     104,980      446,544      348,019     150,191
 Waivers and/or reim-
 bursements of expenses
 (Note 3)                         --      (52,016)         --        (5,544)        --
 Fees reduced by credits
 allowed by Custodian
 (Notes 3 and 6)               (7,665)        --        (8,280)     (12,042)     (6,310)
                          -----------  ----------  -----------   ----------   ---------
Expenses, net                 672,586      52,964      438,264      330,433     143,881
                          -----------  ----------  -----------   ----------   ---------
 Net investment income
 (loss)                      (533,540)      9,005       (8,303)     252,950      29,191
                          -----------  ----------  -----------   ----------   ---------
REALIZED AND UNREALIZED
GAIN (LOSS) ON
INVESTMENTS, FOREIGN
CURRENCY AND FOREIGN
TRANSLATION :
 Net realized gain
 (loss) (Notes 2 and 5)
 on :
 Investments                   71,616   1,681,098    3,526,765      298,576     287,058
 Foreign denominated as-
 sets, liabilities and
 currency                         --          --           --       (19,232)    (46,506)
 Change in unrealized
 appreciation (deprecia-
 tion) of :
 Investments               21,464,719   1,812,954   12,736,674    3,072,766    (258,030)
 Foreign denominated as-
 sets, liabilities and
 currency                         --          --           --       (19,639)     (3,522)
                          -----------  ----------  -----------   ----------   ---------
 Net realized and
 unrealized gain (loss)    21,536,335   3,494,052   16,263,439    3,332,471     (21,000)
                          -----------  ----------  -----------   ----------   ---------
 Net increase (decrease)
 in net assets resulting
 from operations          $21,002,795  $3,503,057  $16,255,136   $3,585,421   $   8,191
                          -----------  ----------  -----------   ----------   ---------

* Dividends are net of foreign withholding taxes of $75,350 for International Equity and $11,493 for Foreign Frontier.

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                   Numeric                          Numeric II                     Growth and Income
                       --------------------------------- --------------------------------- ---------------------------------
                        Six months ended    Year ended       Six months       Year ended       Six months       Year ended
                       September 30, 1997 March 31, 1997 September 30, 1997 March 31, 1997 September 30, 1997 March 31, 1997
INCREASE (DECREASE)
IN NET ASSETS :
Operations:
 Net investment
 income (loss)            $  (533,540)     $    693,843     $     9,005      $    63,377      $    (8,303)     $   232,397
 Net realized gain
 (loss) on
 investments, foreign
 denominated assets,
 liabilities and
 currency                      71,616        21,319,089       1,681,098        1,308,543        3,526,765        4,161,193
 Distributions of
 realized gains from
 other investment
 companies                        --                --              --               --               --               --
 Unrealized
 appreciation
 (depreciation) of
 investments and
 foreign denominated
 assets, liabilities
 and currency              21,464,719       (16,690,396)      1,812,954          124,901       12,736,674        2,948,570
                          -----------      ------------     -----------      -----------      -----------      -----------
 Net increase
 (decrease) in net
 assets resulting
 from operations           21,002,795         5,322,536       3,503,057        1,496,821       16,255,136        7,342,160
Distributions to
shareholders from:
 Net investment
 income
 Ordinary Shares                  --                --              --           (71,413)             --          (259,327)
 Institutional
 Shares                           --                --              --              (616)             --           (23,323)
 Net realized gains
 Ordinary Shares                  --        (17,582,327)            --        (1,007,841)             --        (4,775,270)
 Institutional
 Shares                           --         (7,604,417)            --           (37,397)             --          (235,639)
                          -----------      ------------     -----------      -----------      -----------      -----------
                                  --        (25,186,744)            --        (1,117,267)             --        (5,293,559)
                          -----------      ------------     -----------      -----------      -----------      -----------
Fund share
transactions (Note
10)                        (8,520,728)      (28,214,437)        106,219       (1,931,229)      (1,025,600)        (491,446)
                          -----------      ------------     -----------      -----------      -----------      -----------
Increase (decrease)
in net assets              12,482,067       (48,078,645)      3,609,276       (1,551,675)      15,229,536        1,557,155
Net assets beginning
of year                    66,342,161       114,420,806       9,094,141       10,645,816       44,798,536       43,241,381
                          -----------      ------------     -----------      -----------      -----------      -----------
Net assets end of
year (*)                  $78,824,228      $ 66,342,161     $12,703,417      $ 9,094,141      $60,028,072      $44,798,536
                          ===========      ============     ===========      ===========      ===========      ===========
(*) Includes
undistributed
(overdistributed) net
investment income of      $   160,303      $    693,843     $    21,721      $    12,716      $   131,364      $   139,667


   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                International Equity                Foreign Frontier
                          --------------------------------- ---------------------------------
                           Six months ended    Year ended    Six months ended    Year ended
                          September 30, 1997 March 31, 1997 September 30, 1997 March 31, 1997
INCREASE (DECREASE) IN
NET ASSETS :
Operations:
 Net investment income
 (loss)                      $   252,950      $    33,211      $    29,191      $   (39,785)
 Net realized gain
 (loss) on investments,
 foreign denominated as-
 sets, liabilities and
 currency                        279,344        1,835,136          240,552         (128,993)
 Distributions of real-
 ized gains from other
 investment companies                --            47,975              --               --
 Unrealized appreciation
 (depreciation) of in-
 vestments and foreign
 denominated assets, li-
 abilities and currency        3,053,127         (844,329)       (261,552)        1,119,489
                             -----------      -----------      -----------      -----------
 Net increase (decrease)
 in net assets resulting
 from operations               3,585,421        1,071,993            8,191          950,711
Distributions to share-
holders from:
 Net investment income
 Ordinary Shares                     --          (194,106)             --               --
 Institutional Shares                --           (12,144)             --            (2,825)
 Net realized gains
 Ordinary Shares                     --               --               --               --
 Institutional Shares                --               --               --               --
                             -----------      -----------      -----------      -----------
                                     --          (206,250)             --            (2,825)
                             -----------      -----------      -----------      -----------
Fund share transactions
(Note 10)                      1,268,565         (338,691)         126,611        2,579,464
                             -----------      -----------      -----------      -----------
Increase (decrease) in
net assets                     4,853,986          527,052          134,802        3,527,350
Net assets beginning of
year                          29,170,019       28,642,967       11,263,808        7,736,458
                             -----------      -----------      -----------      -----------
Net assets end of year
(*)                          $34,024,005      $29,170,019      $11,398,610      $11,263,808
                             ===========      ===========      ===========      ===========
(*) Includes undistrib-
uted (overdistributed)
net investment income of     $   698,249      $   445,299      $   (72,155)     $  (101,346)


   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

                                        Income from
                                  Investment Operations                           Distributions
                            ---------------------------------------- --------------------------------------
                  Net Asset                 Net Realized             Dividends  Distributions
                  Value at     Net         and Unrealized Total from  from Net      from                    Net Asset
                  Beginning Investment      Gain (Loss)   Investment Investment   Realized        Total     Value End   Total
                  of Period   Income       on Securities  Operations   Income   Capital Gains Distributions of Period Return(c)
NUMERIC
ORDINARY SHARES
Sept. 8, 1992**
to March 31,
1993               $10.00     (0.06)(a)         4.18         4.12        --           --            --       $14.12     73.73%(b)
Year Ended March
31, 1994           $14.12     (0.09)            2.57         2.48        --         (1.27)        (1.27)     $15.33     17.80%
Year Ended March
31, 1995 (f)       $15.33     (0.20)            1.67         1.47        --         (0.99)        (0.99)     $15.81     10.24%
Year Ended March
31, 1996 (f)       $15.81     (0.21)(a)         5.54         5.33        --         (2.23)        (2.23)     $18.91     34.25%
Year Ended March
31, 1997 (f)       $18.91      0.16(a)(h)       0.77         0.93        --         (4.80)        (4.80)     $15.04      1.72%
Six Months Ended
September 30,
1997 (Unaudited)
(f)                $15.04     (0.13)            5.26         5.13        --           --            --       $20.17     68.22%(b)
INSTITUTIONAL
SHARES(D)
Jan. 6, 1993**
to March 31,
1993               $12.88     (0.02)(a)         1.29         1.27        --           --            --       $14.15     43.07%(b)
Year Ended March
31, 1994           $14.15     (0.05)            2.63         2.58        --         (1.27)        (1.27)     $15.46     18.50%
Year Ended March
31, 1995 (f)       $15.46     (0.13)            1.71         1.58        --         (0.99)        (0.99)     $16.05     10.88%
Year Ended March
31, 1996 (f)       $16.05     (0.12)(a)         5.63         5.51        --         (2.23)        (2.23)     $19.33     34.89%
Year Ended March
31, 1997 (f)       $19.33      0.08(a)(h)       0.94         1.02        --         (4.80)        (4.80)     $15.55      2.21%
Six Months Ended
September 30,
1997 (Unaudited)
(f)                $15.55     (0.09)            5.44         5.35        --           --            --       $20.90     68.81%(b)
NUMERIC II
ORDINARY SHARES
Oct. 3, 1994**
to March 31,
1995 (f)           $10.00      0.05(a)          0.07         0.12        --           --            --       $10.12      1.20%
Year Ended March
31, 1996 (f)       $10.12      0.06(a)          3.27         3.33      (0.01)       (0.24)        (0.25)     $13.20     33.01%
Year Ended March
31, 1997 (f)       $13.20      0.09(a)          2.29         2.38      (0.14)       (2.00)        (2.14)     $13.44     17.47%
Six Months Ended
September 30,
1997 (Unaudited)
(f)                $13.44      0.01(a)          4.98         4.99        --           --            --       $18.43     74.26%(b)
INSTITUTIONAL
SHARES
Apr. 17, 1995**
to March 31,
1996 (f)           $10.27      0.10(a)          3.09         3.19      (0.02)       (0.24)        (0.26)     $13.20     31.12%
Year Ended March
31, 1997 (f)       $13.20      0.11(a)          2.27         2.38      (0.03)       (2.00)        (2.03)     $13.55     17.51%
Six Months Ended
September 30,
1997 (Unaudited)
(f)                $13.55      0.02(a)          5.01         5.03        --           --            --       $18.58     74.24%(b)
GROWTH AND
INCOME
ORDINARY SHARES
Year Ended March
31, 1992           $16.05      0.19             1.25         1.44      (0.21)       (1.23)        (1.44)     $16.05      9.81%
Year Ended March
31, 1993           $16.05      0.17             1.98         2.15      (0.18)       (0.75)        (0.93)     $17.27     13.77%
Year Ended March
31, 1994           $17.27      0.18             0.21         0.39      (0.16)       (3.64)        (3.80)     $13.86      1.51%
Year Ended March
31, 1995 (f)       $13.86      0.14             1.44         1.58      (0.16)       (1.56)        (1.72)     $13.72     12.71%
Year Ended March
31, 1996 (f)       $13.72      0.12(a)          2.89         3.01      (0.13)       (2.03)        (2.16)     $14.57     22.17%
Year Ended March
31, 1997 (f)       $14.57      0.08(a)          2.53         2.61      (0.10)       (1.86)        (1.96)     $15.22     17.97%
Six Months Ended
September 30,
1997 (Unaudited)
(f)                $15.22      0.00(a)          5.64         5.64        --           --            --       $20.86     74.11%(b)
INSTITUTIONAL
SHARES (D)
Year Ended March
31, 1992           $16.05      0.28             1.23         1.51      (0.27)       (1.23)        (1.50)     $16.06     10.03%
Year Ended March
31, 1993           $16.06      0.25             1.99         2.24      (0.27)       (0.75)        (1.02)     $17.28     14.30%
Year Ended March
31, 1994           $17.28      0.28             0.19         0.47      (0.25)       (3.64)        (3.89)     $13.86      1.99%
Year Ended March
31, 1995 (f)       $13.86      0.21             1.44         1.65      (0.23)       (1.56)        (1.79)     $13.72     13.29%
Year Ended March
31, 1996 (f)       $13.72      0.20(a)          2.89         3.09      (0.20)       (2.03)        (2.23)     $14.58     22.75%
Year Ended March
31, 1997 (f)       $14.58      0.15(a)          2.55         2.70      (0.18)       (1.86)        (2.04)     $15.24     18.62%
Six Months Ended
September 30,
1997 (Unaudited)
(f)                $15.24      0.04(a)          5.65         5.69        --           --            --       $20.93     74.67%(b)
                                         Ratios and Supplemental Data
                             ---------------------------------------------------
                              Ratio of    Ratio of Net
                  Net Assets Operating     Investment
                    End of    Expenses    Income (Loss)                Average
                    Period   to Average    to Average    Portfolio    Commission
                   (000's)   Net Assets    Net Assets    Turnover      Rate(g)
NUMERIC
ORDINARY SHARES
Sept. 8, 1992**
to March 31,
1993               $14,066      2.07%(b)      (1.41)%(b)  139.00%          --
Year Ended March
31, 1994           $40,852      1.83%         (1.30)%     389.00%          --
Year Ended March
31, 1995 (f)       $53,920      1.84%         (1.31)%     320.00%          --
Year Ended March
31, 1996 (f)       $71,618      1.97%*        (1.17)%     324.00%          --
Year Ended March
31, 1997 (f)       $57,135      1.97%*         0.90%(h)   393.00%      $0.0305
Six Months Ended
September 30,
1997 (Unaudited)
(f)                $71,438      1.98%(b)*     (1.56)%(b)  128.00%(b)   $0.0407
INSTITUTIONAL
SHARES(D)
Jan. 6, 1993**
to March 31,
1993               $ 2,979      1.39%(b)      (0.79)%(b)   73.00%(b)       --
Year Ended March
31, 1994           $24,175      1.23%         (0.70)%     389.00%          --
Year Ended March
31, 1995 (f)       $47,044      1.36%         (0.82)%     320.00%          --
Year Ended March
31, 1996 (f)       $42,803      1.47%*        (0.67)%     324.00%          --
Year Ended March
31, 1997 (f)       $ 9,207      1.47%          0.41%(h)   393.00%      $0.0305
Six Months Ended
September 30,
1997 (Unaudited)
(f)                $ 7,386      1.49%(b)*     (1.08)%(b)  128.00%(b)   $0.0407
NUMERIC II
ORDINARY SHARES
Oct. 3, 1994**
to March 31,
1995 (f)           $   420      --  %          1.50%(b)     0.00%(b)       --
Year Ended March
31, 1996 (f)       $ 6,025      2.34%*         0.46%      181.00%          --
Year Ended March
31, 1997 (f)       $ 8,733      1.19%*         0.62%      162.00%      $0.0492
Six Months Ended
September 30,
1997 (Unaudited)
(f)                $12,099      0.96%(b)*      0.16%(b)   130.00%(b)   $0.0484
INSTITUTIONAL
SHARES
Apr. 17, 1995**
to March 31,
1996 (f)           $ 4,621      2.02%(b)*      0.87%(b)   181.00%          --
Year Ended March
31, 1997 (f)       $   361      1.44%*         0.77%      162.00%      $0.0492
Six Months Ended
September 30,
1997 (Unaudited)
(f)                $   605      0.97%(b)*      0.17%(b)   130.00%(b)   $0.0484
GROWTH AND
INCOME
ORDINARY SHARES
Year Ended March
31, 1992           $43,884      1.84%          1.16%       60.00%          --
Year Ended March
31, 1993           $43,320      1.84%          0.98%       78.00%          --
Year Ended March
31, 1994           $36,510      1.72%          1.02%      110.00%          --
Year Ended March
31, 1995 (f)       $37,048      1.69%          1.01%      121.00%          --
Year Ended March
31, 1996 (f)       $41,353      1.73%*         0.81%      152.00%          --
Year Ended March
31, 1997 (f)       $43,266      1.73%*         0.50%       98.00%      $0.0397
Six Months Ended
September 30,
1997 (Unaudited)
(f)                $58,133      1.71%(b)*     (0.05)%(b)   61.00%(b)   $0.0316
INSTITUTIONAL
SHARES (D)
Year Ended March
31, 1992           $ 4,753      1.44%          1.39%       60.00%          --
Year Ended March
31, 1993           $ 6,451      1.33%          1.46%       78.00%          --
Year Ended March
31, 1994           $ 3,990      1.22%          1.52%      110.00%          --
Year Ended March
31, 1995 (f)       $ 1,975      1.23%          1.48%      121.00%          --
Year Ended March
31, 1996 (f)       $ 1,888      1.24%*         1.31%      152.00%          --
Year Ended March
31, 1997 (f)       $ 1,532      1.24%*         0.99%       98.00%      $0.0397
Six Months Ended
September 30,
1997 (Unaudited)
(f)                $ 1,895      1.21%(b)*      0.46%(b)    61.00%(b)   $0.0316

--------------------------------------------------------------------------------

                                        Income from
                                   Investment Operations                       Distributions
                            -------------------------------------- --------------------------------------
                  Net Asset               Net Realized             Dividends  Distributions
                  Value at     Net       and Unrealized Total from  from Net      from                    Net Asset
                  Beginning Investment    Gain (Loss)   Investment Investment   Realized        Total     Value End
                  of Period   Income     on Securities  Operations   Income   Capital Gains Distributions of Period
INTERNATIONAL
EQUITY
ORDINARY SHARES
Year Ended March
31, 1992           $ 8.38      0.04(a)       (0.35)       (0.31)     (0.10)        --           (0.10)     $ 7.97
Year Ended March
31, 1993           $ 7.97      0.09(a)        0.04         0.13      (0.07)        --           (0.07)     $ 8.03
Year Ended March
31, 1994           $ 8.03      0.00(a)        2.28         2.28      (0.13)        --           (0.13)     $10.18
Year Ended March
31, 1995(f)        $10.18     (0.03)(a)       0.04         0.01      (0.13)        --           (0.13)     $10.06
Year Ended March
31, 1996(f)        $10.06      0.00(a)        0.67         0.67      (0.03)        --           (0.03)     $10.70
Year Ended March
31, 1997(f)        $10.70      0.01(a)        0.40         0.41      (0.08)        --           (0.08)     $11.03
Six Months Ended
September 30,
1997
(Unaudited)(f)     $11.03      0.09(a)        1.25         1.34        --          --             --       $12.37
INSTITUTIONAL
SHARES(D)
April 25, 1990**
to March 31,
1991               $11.19      0.17(a)       (1.96)       (1.79)       --          --             --       $ 9.40
April 1, 1991 to
March 19, 1992     $ 9.40      0.09(a)       (1.40)       (1.31)     (0.15)        --           (0.15)     $ 7.94(e)
August 25,
1994** to March
31, 1995(f)        $11.00      0.01(a)       (0.73)       (0.72)     (0.18)        --           (0.18)     $10.10
Year Ended March
31, 1996(f)        $10.10      0.04(a)        0.66         0.70      (0.07)        --           (0.07)     $10.73
Year Ended March
31, 1997(f)        $10.73      0.06(a)        0.41         0.47      (0.10)        --           (0.10)     $11.10
Six Months Ended
September 30,
1997
(Unaudited)(f)     $11.10      0.13(a)        1.24         1.37        --          --             --       $12.47
FOREIGN FRONTIER
ORDINARY SHARES
August 8, 1994**
to March 31,
1995(f)            $10.00     (0.05)(a)      (2.71)       (2.76)       --          --             --       $ 7.24
Year Ended March
31, 1996(f)        $ 7.24     (0.07)(a)       1.21         1.14        --          --             --       $ 8.38
Year Ended March
31, 1997(f)        $ 8.38     (0.04)(a)       0.90         0.86        --          --             --       $ 9.24
Six Months Ended
September 30,
1997
(Unaudited)(f)     $ 9.24      0.02(a)       (0.01)        0.01        --          --             --       $ 9.25
INSTITUTIONAL
SHARES
April 2, 1996**
to March 31,
1997(f)            $ 8.49      0.01(a)        0.80         0.81      (0.03)        --           (0.03)     $ 9.27
Six Months Ended
September 30,
1997
(Unaudited)(f)     $ 9.27      0.06(a)       (0.02)        0.04        --          --             --       $ 9.31
                                                       Ratios and Supplemental Data
                                           ---------------------------------------------------
                                            Ratio of    Ratio of Net
                                Net Assets Operating     Investment
                                  End of    Expenses    Income (Loss)                Average
                    Total         Period   to Average    to Average    Portfolio    Commission
                  Return(c)      (000's)   Net Assets    Net Assets    Turnover      Rate(g)
INTERNATIONAL
EQUITY
ORDINARY SHARES
Year Ended March
31, 1992            (3.70)%      $19,676      2.12%          0.47%       52.00%          --
Year Ended March
31, 1993             1.70%       $17,429      2.28%          1.08%       16.00%          --
Year Ended March
31, 1994            28.69%       $26,222      2.01%         (0.08)%      40.00%          --
Year Ended March
31, 1995(f)          0.07%       $27,657      1.91%         (0.24)%      46.48%          --
Year Ended March
31, 1996(f)          6.63%       $27,402      2.15%*        (0.04)%      43.00%          --
Year Ended March
31, 1997(f)          3.82%       $27,410      2.20%*         0.10%      135.00%      $0.0140
Six Months Ended
September 30,
1997
(Unaudited)(f)      24.30%(b)    $32,243      2.22%(b)*      1.59%(b)    55.00%(b)   $0.0118
INSTITUTIONAL
SHARES(D)
April 25, 1990**
to March 31,
1991               (17.18)%(b)   $ 4,178      1.50%(b)       1.56%(b)   159.00%          --
April 1, 1991 to
March 19, 1992     (14.62)%(b)   $     0      1.63%          1.05%       52.00%          --
August 25,
1994** to March
31, 1995(f)         (6.57)%      $ 3,052      1.66%(b)       0.13%(b)    46.48%(b)       --
Year Ended March
31, 1996(f)          6.95%       $ 1,241      1.65%*         0.38%       43.00%          --
Year Ended March
31, 1997(f)          4.38%       $ 1,760      1.69%*         0.51%      135.00%      $0.0140
Six Months Ended
September 30,
1997
(Unaudited)(f)      24.69%(b)    $ 1,781      1.72%(b)*      2.13%(b)    55.00%(b)   $0.0118
FOREIGN FRONTIER
ORDINARY SHARES
August 8, 1994**
to March 31,
1995(f)            (27.60)%      $ 4,259      2.54%(b)      (1.03)%(b)   10.72%(b)       --
Year Ended March
31, 1996(f)         15.75%       $ 7,736      2.74%*        (0.84)%       9.00%          --
Year Ended March
31, 1997(f)         10.26%       $10,052      2.68%*        (0.47)%       8.00%      $0.0024
Six Months Ended
September 30,
1997
(Unaudited)(f)       0.22%(b)    $10,177      2.64%(b)*      0.41%(b)    53.00%(b)   $0.0023
INSTITUTIONAL
SHARES
April 2, 1996**
to March 31,
1997(f)              9.54%       $ 1,212      2.01%(b)*      0.13%(b)     8.00%(b)   $0.0024
Six Months Ended
September 30,
1997
(Unaudited)(f)       0.86%(b)    $ 1,222      2.14%(b)*      1.32%(b)    53.00%(b)   $0.0023

* EXPENSE RATIOS FOR THE PERIOD ENDED SEPTEMBER 30, 1997 AND YEARS ENDED MARCH 31, 1997 AND MARCH 31, 1996 ARE SHOWN GROSS OF CUSTODY CREDITS (NOTE 3) IN ACCORDANCE WITH SEC REGULATIONS. THESE CREDITS ARE GENERATED BY INTEREST EARNED ON UNINVESTED CASH BALANCES MAINTAINED BY THE FUNDS, AND ARE USED TO OFFSET CUSTODIAL EXPENSES OF THE FUND. THE FUNDS' EXPENSE RATIOS NET OF SUCH CREDITS, AS REPORTED IN PRIOR PERIODS, WOULD HAVE BEEN AS FOLLOWS: NUMERIC ORDINARY AND INSTITUTIONAL SHARES, 1.96%, 1.90%, 1.88% AND 1.46%, 1.40%, 1.38%, RESPECTIVELY; NUMERIC II ORDINARY AND INSTITUTIONAL SHARES, 0.96%, 1.11%, 1.92% AND 0.97%, 1.27%, 1.66% (ANNUALIZED), RESPECTIVELY; GROWTH AND INCOME ORDINARY AND INSTITUTIONAL SHARES, 1.68%, 1.70%, 1.64% AND 1.18%, 1.21%, 1.15%, RESPECTIVELY; INTERNATIONAL EQUITY ORDINARY AND INSTITUTIONAL SHARES, 2.14%, 2.15%, 2.09% AND 1.64%, 1.64%, 1.59%, RESPECTIVELY; AND FOR-
    EIGN FRONTIER ORDINARY AND INSTITUTIONAL SHARES, 2.54%, 2.56%, 2.59% AND 2.03%, 1.89% (ANNUALIZED), --, RESPECTIVELY.
**  Commencement of Operations
(a) Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements. As a result of such waivers/reimbursements and reductions, expenses of the Quantitative Nu-meric Fund Ordinary Shares for the periods ended March 31, 1997, 1996 and 1993 reflect a reduction of $0.02, $0.02 and $0.03 per share; expenses of the Quantitative Numeric Fund Institutional Shares for the periods ended March 31, 1997, 1996 and 1993, reflect a reduction of $0.02, $0.02 and
    $0.03 per share; expenses of the Quantitative Numeric II Fund Ordinary Shares for the periods ended September 30, 1997, March 31, 1997, 1996 and 1995 reflect a reduction of $0.08, $0.15, $0.23 and $0.76 per share; ex-penses of the Quantitative Numeric II Fund Institutional Shares for the periods ended September 30, 1997, March 31, 1997, and 1996 reflects a re-duction of $0.06, $0.10 and $0.11 per share; expenses of the Quantitative Growth and Income Fund Ordinary Shares for the periods ended September 30, 1997, March 31, 1997 and 1996 reflect a reduction of $0.01, $0.01 and
    $0.01 per share; expenses of the Quantitative Growth and Income Institu-tional Shares for the periods ended September 30, 1997, March 31, 1997 and 1996 reflect a reduction of $0.01, $0.01 and $0.01 per share; expenses of the Quantitative International Equity Fund Ordinary Shares for the periods ended September 30, 1997, March 31, 1997, 1996, 1995, 1994, 1993 and 1992
    reflect a reduction of $0.01, $0.01, $0.01, $0.01, $0.01, $0.05 and $0.04
    per share respectively; expenses of the Quantitative International Equity Fund Institutional Shares for the periods ended September 30, 1997, March 31, 1997, 1996, 1995, 1992 and 1991 reflect a reduction of $0.01, $0.02,
    $0.01, $0.01, $0.04 and $0.03 per share; and expenses of the Quantitative Foreign Frontier Fund Ordinary Shares for the periods ended September 30, 1997, March 31, 1997, 1996 and 1995 reflect a reduction of $0.01, $0.01,
    $0.01 and $0.02 per share; expenses of the Quantitative Foreign Frontier Fund Institutional Shares for the periods ended September 30, 1997 and
    March 31, 1997 reflects a reduction of $0.01 and $0.02 per share.
(b) Annualized
(c) Total Return does not include the one time deferred sales charge of 1% for the Ordinary Shares. Effective August 1, 1996 Numeric II Ordinary Shares are no longer subject to the deferred sales charge of 1%. The total return would have been lower if certain fees had not been waived or if fees had not been reduced by credits allowed by the custodian.
(d) Investment income and expenses for the periods ending March 31, 1991 through March 31, 1994 were calculated for the Ordinary Shares and then adjusted for the differences in distribution and transfer agency expenses borne by the two classes of shares.
(e) Amount represents the last net asset value per share before the March 19, 1992 redemption which resulted in this Fund having no Institutional Share-holders and no Institutional Shares of beneficial interest outstanding from that date until August 25, 1994. (Note 1)
(f) Per share numbers have been calculated using the average shares method.
(g) In accordance with SEC reporting requirements the average commission rate has been calculated for fiscal years beginning on or after September 1, 1995.
(h) Net investment income per share and the net investment income ratio would have been lower without a certain investment strategy followed by the subadvisor during the fiscal year ended March 31, 1997. The total return would have been lower if certain fees had not been waived or if fees had not been reduced by credits allowed by the custodian.

--------------------------------------------------------------------------------

[LOGO OF QUANTITATIVE GROUP OF FUNDS APPEARS HERE]

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization of the Trust.

The Quantitative Group of Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end investment company. The Trust cur-rently has five series (individually a "Fund" and collectively the "Funds") each with a distinct investment objective: Quantitative Numeric, Quantitative Numeric II, Quantitative Growth and Income, Quantitative International Equity, and Quantitative Foreign Frontier.

The Quantitative Numeric Fund ("Numeric") seeks maximum long-term capital ap-preciation by investing primarily in common stocks of companies with smaller ($1 billion or less) market capitalizations or larger companies with higher than average expected earnings growth rates.

The Quantitative Numeric II Fund ("Numeric II") seeks long-term growth of cap-ital by investing primarily in common stock of companies with medium ($1 bil-lion to $5 billion) market capitalizations.

The Quantitative Growth and Income Fund ("Growth and Income") seeks long-term growth of capital and income by investing primarily in common stocks of larger companies having substantial equity capital that are currently paying divi-dends.

The Quantitative International Equity Fund ("International Equity") seeks long-term capital growth and income by investing primarily in foreign securi-ties. Generally, the Fund invests in Western Europe, Australia, and the larger capital markets in the Far East.

The Quantitative Foreign Frontier Fund ("Foreign Frontier") seeks long-term growth of capital by investing in securities of foreign issuers located in emerging markets.

Holders of Institutional Shares bear no portion of the 12b-1 Plan expense of the Funds and are not entitled to vote on matters involving the 12b-1 Plan. Ordinary Shares are sold subject to a 12b-1 Plan and, for Numeric, Growth and Income, International Equity and Foreign Frontier, a deferred sales charge. Prior to August 1, 1996, Ordinary Shares of Numeric II were sold subject to the deferred sales charge.

2. Significant Accounting Policies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment compa-nies, which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual re-sults could differ from these estimates.

Security Valuation.

Portfolio securities are valued each business day at the last reported sale price on the principal exchange or market on which they are traded. If there is no such reported sale, the securities are valued at the mean between the last reported bid and asked price. Short-term investments that mature in 60 days or less are valued at amortized cost. Securities quoted in foreign cur-rencies are translated into U.S. dollars based upon the prevailing exchange rate on each business day. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith us-ing procedures approved by the Trustees.

Security Transactions and Related Investment Income.

Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date. Interest income is re-corded on the accrual basis. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Each Fund's investment income and realized and unrealized gains and losses are al-located among classes based upon the daily relative net assets.

Repurchase Agreements.

The Funds' custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-mar-ket daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds. The Funds may experience costs and delays in liquidating the collateral if the issuer defaults or enters into bankruptcy.

Foreign Currency Transactions.

All monetary items denominated in foreign currencies are translated into U.S. dollars based on the prevailing exchange rate at the close of each business day. Income and expenses denominated in foreign currencies are translated at the prevailing rates of exchange when accrued or incurred.

Reported net realized gains and losses on foreign currency transactions repre-sent net gains and losses from currency gains

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                                                                             29
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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)--Continued

and losses realized between the trade and settlement dates on investment trans-actions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

Unamortized Organization Expenses.

Costs incurred with Numeric's organization and registration are being amortized over the period of benefit, not to exceed 60 months.

Expenses.

The majority of the expenses of the Funds are attributed to the individual Funds for which they are incurred. Expenses that are not attributed to a spe-cific Fund are allocated in proportion to the respective net assets of the Funds. Expenses allocable to a Fund are borne pro rata by the holders of both classes of shares of such Fund, except that 12b-1 Plan expenses will not be borne by the holders of Institutional Shares and each class has its own trans-fer agency fee.

3. Management Fee, Advisory Contracts and Other Affiliate Transactions.

The Funds have entered into a management agreement with Quantitative Advisors, Inc. (the "Manager"). Compensation of the Manager, for management and adminis-tration of the Funds, including selection and monitoring of the portfolio advi-sors, is paid monthly based on the average daily net asset value of each Fund for the month. The annual rate of such fees is 1.00% of the average daily net asset value of Numeric, Numeric II, and International Equity; 0.75% of the av-erage daily net asset value of the Growth and Income Fund; and 0.80% of the av-erage daily net asset value of Foreign Frontier.

Under the management agreement, the Manager has agreed to reduce its compensa-tion with respect to Numeric, Growth and Income, and International Equity to the extent that the total expenses of any of these Funds individually exceed 2% of average net asset value for any fiscal year. The distribution agreement calls for the Distributor to reduce its fee similarly after the Manager's fee has been eliminated. The Manager has also agreed to assume expenses of any of these Funds if necessary in order to reduce their total expenses to no more than 2% of average net assets for any fiscal year. Fund expenses subject to this limitation are exclusive of brokerage, interest, taxes and extraordinary expenses, which include incremental custody costs associated with international securities.

The Manager has voluntarily agreed to waive fees or assume certain operating expenses of Numeric II and Foreign Frontier in order to reduce the total ex-penses of these Funds to no more than 1.65% and 2.45% respectively of their av-erage net assets. Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions, or extraordinary expenses, and expenses are cal-culated gross of custody credits, if applicable. For the six months ended Sep-tember 30, 1997, the Manager voluntarily waived fees or reimbursed expenses of Numeric II in excess of expense limitations.

For the six months ended September 30, 1997, the fees waived or expenses reim-bursed by the Manager amounted to $33,042 and $5,544 for Numeric II and Inter-national Equity respectively. The aggregate management fees, net of fees waived or reimbursed by the Manager amounted to $771,814.

The Manager has entered into advisory contracts with the following advisors (collectively the "Advisors") to provide investment advisory services to the following Funds: Columbia Partners, L.L.C., Investment Management (Numeric, Nu-meric II), State Street Bank and Trust Company (Growth and Income), and Inde-pendence International Associates, Inc. (International Equity, Foreign Fron-tier).

For services rendered, the Manager pays to the Advisor of a Fund a fee based on a percentage of the average daily net asset value of the Fund. The fee for each Fund is determined separately. The fees paid by the Manager to the Advisors of the Funds are as follows: Numeric and International Equity Funds--0.50% of av-erage daily total net assets; Numeric II and Foreign Frontier Funds--0.40% of average daily total net assets; and Growth and Income--0.375% of the first $20 million and 0.30% of amounts in excess of $20 million of average daily total net assets, with an annual minimum of $25,000.

The Funds have entered into a distribution agreement with U.S. Boston Capital Corporation (the "Distributor"). For its services under the distribution agree-ment, the Distributor receives a monthly fee at the annual rate of (i) 0.50% of the average net asset value of Ordinary Shareholder accounts of Numeric, Growth and Income, International Equity and Foreign Frontier and (ii) 0.25% of the av-erage net asset value of Ordinary Shareholder accounts of Numeric II open dur-ing the period the plan is in effect. Prior to August 1, 1996, the annual rate for Numeric II accounts was 0.50%. No fees are received by the Distributor for Institutional Shares. For the six months ended September 30, 1997, the Distrib-utor voluntarily agreed to waive its fees in their entirety with respect to Nu-meric II, which amounted to $13,105. During the six months ended September 30, 1997, the aggregate fees, net of fees waived by the Distributor, paid by the Funds pursuant to such distribution plan amounted to $385,679. A deferred sales charge

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                                                                              30
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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)--Continued

amounting to 1% of the net asset value of Ordinary Shares redeemed of Numeric, Growth and Income, International Equity and Foreign Frontier is withheld from the redemption proceeds and paid to the Distributor. The deferred sales charge is also imposed on redemptions of Ordinary Shares of Numeric II purchased prior to August 1, 1996. The deferred sales charge is not imposed on redemp-tions of Institutional Shares, and certain other transactions. The Funds have been advised that during the six months ended September 30, 1997, such fees earned by the Distributor were $114,844.

Transfer agent functions are provided to the Funds by Quantitative Institu-tional Services, a division of the Manager (the "Transfer Agent") pursuant to a transfer agent agreement. The transfer agent agreement provides for base fees that are payable to the Transfer Agent at an annual rate of 0.13% of the aggregate average daily net asset value of each class of shares of each Fund and for reimbursement of out of pocket expenses. During the six months ended September 30, 1997, the aggregate fees, net of fees waived by the Transfer Agent, paid by the Funds pursuant to such agreement amounted to $127,203. For the six months ended September 30, 1997, the Transfer Agent voluntarily agreed to partially waive its fees with respect to Numeric II which amounted to $5,868.

State Street Bank and Trust Company (the "Custodian") maintains the Funds' ac-counting records and provides custodial services. For the six months ended September 30, 1997, $7,665, $0, $8,280, $2,384, and $6,310 in custody credits were applied against the custody fees for Numeric, Numeric II, Growth and In-come, International Equity and Foreign Frontier, respectively. Such credits have not been applied in the calculation of the contractually required Manager reimbursement for Numeric, Growth and Income, and International Equity and the voluntary Manager reimbursement for Numeric II and Foreign Frontier.

Each Trustee receives an annual Trustee's fee of $4,000 allocated to each Fund in proportion to the respective net assets of the Funds.

4. Federal Income Taxes.

It is the policy of the Funds to distribute all of their taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no Fed-eral income tax provision is required.

At September 30, 1997, International Equity had a capital loss carryover amounting to $103,200 which will expire on March 31, 2001, and Foreign Fron-tier had capital loss carryovers amounting to $5,852, $92,688 and $188,458 which will expire on March 31, 2003, March 31, 2004 and March 31, 2005 respec-tively. To the extent that these losses are used to offset any future capital gains realized during the carryover period, no capital gains tax liabilities will be incurred by International Equity and Foreign Frontier for gains real-ized and not distributed.

5. Purchases and Sales.

During the six months ended September 30, 1997, purchases of investment secu-rities other than U.S. Government obligations and short-term investments, for Numeric, Numeric II, Growth and Income, International Equity and Foreign Fron-tier were $43,880,402, $7,285,189, $15,725,887, $9,527,760, and $2,934,958 re-
spectively. Sales of such securities for the Funds were $50,885,160, $6,960,747, $16,756,095, $8,466,027, and $3,155,673 respectively.

6. Securities Loans.

As of September 30, 1997, International Equity loaned common stock having a value of $3,154,852 and received cash collateral of $3,309,423 for these loans.

Security lending income of $9,658 collected by the custodian, was used to off-set custodian expense during the period. Such offset would not be applied in the calculation of Manager reimbursements to International Equity.

7. Contingent Liability.

The Trust insures itself and all Funds under a policy with ICI Mutual Insur-ance Company. The annual premium is allocated among the Funds and Quantitative Institutional Services. Additionally, the Funds have committed up to 300% of the annual premium, one third of which was provided in cash, with each Fund's pro rata portion recorded as an asset. The remainder is secured with an irrev-ocable letter of credit.

8. Shares of Beneficial Interest.

The following schedule shows the number of shareholders each owning 5% or more of a Fund and the total percentage of the Fund held by such shareholders.

                                            5% or Greater Shareholders
                                         --------------------------------
Fund                                      Number          % of Fund Held
Numeric Inst.                                4                  63%
Numeric II Ord.                              2                  26%
Numeric II Inst.                             5                  96%
Growth and Income Inst.                      3                  88%
International Equity Inst.                   2                  95%
Foreign Frontier Inst.                       2                  97%

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                                                                             31
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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)--Continued

9. Concentration of Risk.

The relatively large investments of the Foreign Frontier Fund in Latin American and Southeast Asian countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

10. Transactions in Shares of Beneficial Interest.

Transactions in shares of beneficial interest were as follows:

                                 Six Months Ended           Year Ended
                                September 30, 1997        March 31, 1997
                               ---------------------  ------------------------
                                Shares     Dollars      Shares      Dollars
NUMERIC
ORDINARY SHARES:
Shares sold                     204,125  $ 3,441,884     351,818  $  6,317,030
Shares issued in reinvestment
 of distributions                   --           --      924,424    16,907,849
Shares redeemed                (461,354)  (7,883,898) (1,264,403)  (22,735,475)
                               --------  -----------  ----------  ------------
Net change                     (257,229) $(4,442,014)     11,839  $    489,404
                               --------  -----------  ----------  ------------
INSTITUTIONAL SHARES:
Shares sold                      21,919  $   370,239     321,340  $  5,965,533
Shares issued in reinvestment
 of distributions                   --           --      213,876     4,116,247
Shares redeemed                (260,764)  (4,448,953) (2,157,817)  (38,785,621)
                               --------  -----------  ----------  ------------
Net change                     (238,845) $(4,078,714) (1,622,601) $(28,703,841)
                               --------  -----------  ----------  ------------
TOTAL NET CHANGE FOR FUND                $(8,520,728)             $(28,214,437)
                                         -----------              ------------
NUMERIC II
ORDINARY SHARES:
Shares sold                     109,199  $ 1,627,675     283,463  $  4,013,410
Shares issued in reinvestment
 of distributions                   --           --       76,221     1,064,046
Shares redeemed                (102,203)  (1,596,000)   (166,383)   (2,323,633)
                               --------  -----------  ----------  ------------
Net change                        6,996  $    31,675     193,301  $  2,753,823
                               --------  -----------  ----------  ------------
INSTITUTIONAL SHARES:
Shares sold                       9,470  $   135,674      96,506  $  1,350,989
Shares issued in reinvestment
 of distributions                   --           --        2,350        33,070
Shares redeemed                  (3,546)     (61,130)   (422,182)   (6,069,111)
                               --------  -----------  ----------  ------------
Net change                        5,924  $    74,544    (323,326) $ (4,685,052)
                               --------  -----------  ----------  ------------
TOTAL NET CHANGE FOR FUND                $   106,219              $ (1,931,229)
                                         -----------              ------------
GROWTH AND INCOME
ORDINARY SHARES:
Shares sold                     122,282  $ 2,323,577     138,045  $  2,136,905
Shares issued in reinvestment
 of distributions                   --           --      293,065     4,442,864
Shares redeemed                (177,306)  (3,171,538)   (427,154)   (6,602,373)
                               --------  -----------  ----------  ------------
Net change                      (55,024) $  (847,961)      3,956  $    (22,604)
                               --------  -----------  ----------  ------------

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)--Continued

                                    Six Months Ended          Year Ended
                                   September 30, 1997       March 31, 1997
                                  ---------------------  ---------------------
                                   Shares     Dollars     Shares     Dollars
INSTITUTIONAL SHARES:
Shares sold                          3,943  $    68,536     9,058  $   137,464
Shares issued in reinvestment of
 distributions                         --           --     17,093      258,962
Shares redeemed                    (13,952)    (246,175)  (55,068)    (865,268)
                                  --------  -----------  --------  -----------
Net change                         (10,009) $  (177,639)  (28,917) $  (468,842)
                                  --------  -----------  --------  -----------
TOTAL NET CHANGE FOR FUND                   $(1,025,600)           $  (491,446)
                                            -----------            -----------
INTERNATIONAL EQUITY
ORDINARY SHARES:
Shares sold                        264,758  $ 3,168,523   288,056  $ 3,128,420
Shares issued in reinvestment of
 distributions                         --           --     16,596      182,722
Shares redeemed                   (143,834)  (1,711,428) (380,548)  (4,118,431)
                                  --------  -----------  --------  -----------
Net change                         120,924  $ 1,457,095   (75,896) $  (807,289)
                                  --------  -----------  --------  -----------
INSTITUTIONAL SHARES:
Shares sold                            950  $    11,470    46,087  $   502,388
Shares issued in reinvestment of
 distributions                         --           --      1,099       12,144
Shares redeemed                    (16,694)    (200,000)   (4,216)     (45,934)
                                  --------  -----------  --------  -----------
Net change                         (15,744) $  (188,530)   42,970  $   468,598
                                  --------  -----------  --------  -----------
TOTAL NET CHANGE FOR FUND                   $ 1,268,565            $  (338,691)
                                            -----------            -----------
FOREIGN FRONTIER
ORDINARY SHARES:
Shares sold                        125,487  $ 1,191,569   269,187  $ 2,347,110
Shares issued in reinvestment of
 distributions                         --           --        --           --
Shares redeemed                   (112,960)  (1,070,025) (104,973)    (898,041)
                                  --------  -----------  --------  -----------
Net change                          12,527  $   121,544   164,214  $ 1,449,069
                                  --------  -----------  --------  -----------
INSTITUTIONAL SHARES:
Shares sold                            537  $     5,067   131,870  $ 1,140,389
Shares issued in reinvestment of
 distributions                         --           --         14          116
Shares redeemed                          0            0    (1,132)     (10,110)
                                  --------  -----------  --------  -----------
Net change                             537  $     5,067   130,752  $ 1,130,395
                                  --------  -----------  --------  -----------
NET CHANGE FOR FUND                         $   126,611            $ 2,579,464
                                            -----------            -----------

11. Subsequent Events.

In October 1997, the Board of Trustees approved a proposal to designate Invest-ors Fiduciary Trust Corporation, a subsidiary of the Custodian, as the new cus-todian and Fund accountant for the Funds effective January 1, 1998.

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

                          QUANTITATIVE GROUP OF FUNDS
                              55 Old Bedford Road
                               Lincoln, MA 01773
                                 1-800-331-1244

                                    MANAGER

                          Quantitative Advisors, Inc.
                              55 Old Bedford Road
                               Lincoln, MA 01773

                                    ADVISORS

                            Columbia Partners, LLC,
                             Investment Management
                         1701 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20006

 Independence International Associates,   State Street Bank and Trust Company
                  Inc.                            225 Franklin Street
            75 State Street                         Boston, MA 02110
            Boston, MA 02109

                                  DISTRIBUTOR

                        U.S. Boston Capital Corporation
                              55 Old Bedford Road
                               Lincoln, MA 01773

                                   CUSTODIAN

                      State Street Bank and Trust Company
                              225 Franklin Street
                                Boston, MA 02110

                                 TRANSFER AGENT

                      Quantitative Institutional Services
                              55 Old Bedford Road
                               Lincoln, MA 01773

                            INDEPENDENT ACCOUNTANTS

                              Price Waterhouse LLP
                               160 Federal Street
                                Boston, MA 02110

              [LOGO OF QUANTITATIVE GROUP OF FUNDS APPEARS HERE]


QUANTITATIVE

     GROUP of FUNDS

55 Old Bedford Road

     Lincoln, MA 01773

voice 800/331-1244

     fax 781/259-1166